CITIGROUP INC. - DATA AS OF 31-DEC-2000                            EXHIBIT 21.01

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------
Associated Madison Companies, Inc.                                                               Delaware

   Mid-America Insurance Services, Inc.                                                          Georgia

   PFS Services, Inc.                                                                            Georgia

      PFS Shareholder Services*                                                                  Georgia

      The Travelers Insurance Group Inc.                                                         Connecticut

         The Prospect Company                                                                    Delaware

         The Travelers Insurance Company                                                         Connecticut

            440 South LaSalle LLC                                                                Delaware

            American Financial Life Insurance Company                                            Texas

            Carlton Arms of Bradenton                                                            Florida

            Crest Funding Partners, L.P.*                                                        Delaware

            Cripple Creek Venture Partner II, L.P.*                                              Colorado

            Greenwich Street Capital Partners, L.P.*                                             Delaware

            Greenwich Street Investments, L.L.C.                                                 Delaware

               Greenwich Street Capital Offshore Fund, Ltd.*                                     British Virgin Islands

               Greenwich Street Investments, L.P.                                                New York

            Griphon Marlins Investors Ltd.*                                                      Florida

            Hollow Creek, L.L.C.                                                                 Connecticut

               Station Hill, L.L.C.                                                              Connecticut

            Oakbrook Hotel Venture                                                               Illinois

            One Financial Place Corporation*                                                     Delaware

            One Financial Place Holdings, LLC*                                                   Delaware

               One Financial Place, LP*                                                          Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Plaza LLC                                                                            Connecticut

               Keeper Holdings LLC*                                                              Delaware

                  CitiStreet LLC*                                                                Delaware

                     CitiStreet Retirement Services LLC*                                         New Jersey

                        American Odyssey Funds Management LLC*                                   New Jersey

                        CitiStreet Associates LLC*                                               Delaware

                           CitiStreet Advisors LLC*                                              New Jersey

                           CitiStreet Associates Agency of Ohio LLC*                             Ohio

                           CitiStreet Associates Insurance Agency of Massachusetts LLC*          Massachusetts

                           CitiStreet Associates of Alabama LLC*                                 Alabama

                           CitiStreet Associates of Hawaii LLC*                                  Hawaii

                           CitiStreet Associates of Montana LLC*                                 Montana

                           CitiStreet Associates of Texas, Inc.*                                 Texas

                           CitiStreet Equities LLC*                                              New Jersey

                           Copeland Associates of Montana, Inc.*                                 Montana

                        CitiStreet Financial Services LLC*                                       New Jersey

                        CitiStreet Mortgage Services, Inc.*                                      New Jersey

                     Wellspring Resources, LLC*                                                  Delaware

               NetPlus, LLC                                                                      Connecticut

               Travelers Asset Management International Company LLC                              New York

               Tower Square Securities, Inc.                                                     Connecticut

                  Tower Square Securities Insurance Agency of Alabama, Inc.                      Alabama

                  Tower Square Securities Insurance Agency of Massachusetts, Inc.                Massachusetts

                  Tower Square Securities Insurance Agency of New Mexico, Inc.                   New Mexico

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Tower Square Securities Insurance Agency of Ohio, Inc.                         Ohio

                  Tower Square Securities Insurance Agency of Texas, Inc.                        Texas

               Travelers Distribution LLC                                                        Delaware

               Travelers Investment Advisers, Inc.                                               Delaware

            Primerica Life Insurance Company                                                     Massachusetts

               CitiLife Financial Limited                                                        Ireland

               National Benefit Life Insurance Company                                           New York

               Primerica Financial Services (Canada) Ltd.                                        Canada

                  PFSL Investments Canada Ltd.                                                   Canada

                  Primerica Life Insurance Company of Canada                                     Canada

                     Primerica Client Services Inc. [Canada]                                     Canada

                     Primerica Financial Services Ltd.                                           Canada

            Prospect/Nissei 190 Limited Partnership                                              Illinois

               190 S. LaSalle Associates Limited Partnership*                                    Illinois

            Ryan/Travelers Kierland, LLC                                                         Delaware

            SSB Private Selections, LLC*                                                         Delaware

               Salomon Smith Barney Private Selection Fund I, LLC*                               New York

            The Travelers Life and Annuity Company                                               Connecticut

               Travelers Annuity UK Investments, LLC                                             Delaware

               Travelers/Nissei 190 S. LaSalle Company                                           Illinois

            Tishman Speyer/Travelers Associates III, L.L.C.                                      Delaware

            Tishman Speyer/Travelers Real Estate Venture III, L.L.C.*                            Delaware

            Travelers European Investments LLC                                                   Connecticut

            Travelers Highland Park, LLC                                                         Colorado

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Highland Park Ventures, LLC                                                       Colorado

            Travelers Insurance UK Investments, LLC                                              Delaware

            Travelers International Investments Ltd.                                             Cayman Is.

            Travelers Opportunity Fund I, LLC                                                    Delaware

               Tishman Speyer/Travelers Associates                                               Delaware

            Travelers Opportunity Fund II, LLC                                                   Delaware

               Tishman Speyer/Travelers Real Estate Venture, L.P.*                               Delaware

                  125 High Street, L.P.*                                                         Delaware

                  TST 2010 N. First, L.L.C.*                                                     Delaware

                  TST 375 Hudson, L.L.C.*                                                        Delaware

                  TST 525 West Monroe, L.L.C.*                                                   Delaware

                  TST 745 Atlantic, L.L.C.*                                                      Delaware

                  TST Mountain Bay, L.L.C.*                                                      Delaware

                  TST One Indiana, L.L.C.*                                                       Delaware

                  TST Tower, L.L.C.*                                                             Delaware

                  TST Wilshire, L.L.C.*                                                          Delaware

            Travelers Schaumberg Windy Point LLC                                                 Delaware

               Windy Point of Schaumberg LLC                                                     Delaware

            Travelers York Road LLC                                                              Delaware

               York Road Properties LLC                                                          Delaware

            Travelers/NLI 190 South LaSalle Street, L.L.C.*                                      Delaware

            Tribeca Distressed Securities, L.L.C.*                                               Delaware

            Tribeca Management, L.L.C.                                                           Delaware

            TriCounty Grove                                                                      Florida

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Umbrella Bear, Inc.                                                                  Florida

            WT Leasing, Inc.                                                                     Delaware

         Travelers International Holdings Inc.                                                   Delaware

            Travelers International Life Holdings I Inc.                                         Delaware

            Travelers International Life Holdings II Inc.                                        Delaware

            Travelers International PC Holdings I Inc.                                           Delaware

            Travelers International PC Holdings II Inc.                                          Delaware

         Travelers Mortgage Securities Corporation                                               Delaware

         Travelers Property Casualty Corp.                                                       Delaware

            The Standard Fire Insurance Company                                                  Connecticut

               AE Properties, Inc.                                                               California

                  Bayhill Restaurant II Associates                                               California

                  Industry Land Development Company                                              California

                  Industry Partners*                                                             California

               Community Rehabilitation Investment Corporation                                   Connecticut

                  Pratt Street, L.P.*                                                            Connecticut

               Standard Fire UK Investments, LLC                                                 Delaware

               The Automobile Insurance Company of Hartford, Connecticut                         Connecticut

               TravCal Secure Insurance Company                                                  California

                  TravCal Indemnity Company                                                      California

               Travelers Personal Security Insurance Company                                     Connecticut

               Travelers Property Casualty Insurance Company                                     Connecticut

               Travelers Property Casualty Insurance Company of Illinois                         Illinois

            The Travelers Indemnity Company                                                      Connecticut

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Commercial Insurance Resources, Inc.                                              Delaware

                  Gulf Insurance Company                                                         Missouri

                     Atlantic Insurance Company                                                  Texas

                     Gulf Group Lloyds                                                           Texas

                     Gulf Insurance Holdings UK Limited                                          England

                        Gulf Insurance Company U.K. Limited                                      England

                           Gulf Underwriting Holdings Limited                                    London, England

                              Gulf Underwriting Limited                                          London, England

                     Gulf Risk Services, Inc.                                                    Delaware

                     Gulf Underwriters Insurance Company                                         Missouri

                     Select Insurance Company                                                    Texas

               Countersignature Agency, Inc.                                                     Florida

               Cripple Creek Venture Partner L.P.*                                               Colorado

               European GREIO/TINDC Real Estate Investments LLC                                  Delaware

               First Floridian Auto and Home Insurance Company                                   Florida

               First Trenton Indemnity Company                                                   New Jersey

                  Red Oak Insurance Company                                                      New Jersey

               Midkiff Development Drilling Program, L.P.*                                       Texas

               Secure Affinity Agency, Inc.                                                      Delaware

               The Charter Oak Fire Insurance Company                                            Connecticut

               The Phoenix Insurance Company                                                     Connecticut

                  Constitution State Services LLC                                                Delaware

                  Phoenix UK Investments, LLC                                                    Delaware

                  The Travelers Indemnity Company of America                                     Connecticut

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  The Travelers Indemnity Company of Connecticut                                 Connecticut

                  The Travelers Indemnity Company of Illinois                                    Illinois

               The Premier Insurance Company of Massachusetts                                    Massachusetts

               The Travelers Home and Marine Insurance Company                                   Connecticut

               The Travelers Indemnity Company of Missouri                                       Missouri

               The Travelers Lloyds Insurance Company                                            Texas

               The Travelers Marine Corporation                                                  California

               TravCo Insurance Company                                                          Connecticut

               Travelers Bond Investments, Inc.                                                  Connecticut

               Travelers Foreign Bond Partnership*                                               Connecticut

               Travelers General Agency of Hawaii, Inc.                                          Hawaii

               Travelers Indemnity U.K. Investments LLC                                          Connecticut

               Travelers Medical Management Services Inc.                                        Delaware

               Triple T Diamond Gateway LLC                                                      Connecticut

               WT Equipment Partners LP*                                                         Delaware

            TPC Investments Inc.                                                                 Connecticut

            Travelers (Bermuda) Limited                                                          Bermuda

            Travelers Alternative Strategies, Inc.                                               Connecticut

            Travelers Casualty and Surety Company                                                Connecticut

               AE Development Group, Inc.                                                        Connecticut

               Farmington Casualty Company                                                       Connecticut

                  Travelers Alpha Holdings, Inc.*                                                Connecticut

                     TIMCO ALPHA I, LLC*                                                         Connecticut

                  Travelers MGA, Inc.                                                            Texas

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Ponderosa Homes*                                                                  Connecticut

               TCS European Investments Inc.                                                     Connecticut

               TCS International Investments Ltd.                                                Cayman Islands

               Travelers Casualty & Surety Company of Canada                                     Canada

               Travelers Casualty and Surety Company of America                                  Connecticut

               Travelers Casualty and Surety Company of Illinois                                 Illinois

               Travelers Casualty Company of Connecticut                                         Connecticut

               Travelers Casualty UK Investments, LLC                                            Connecticut

               Travelers Commercial Insurance Company                                            Connecticut

               Travelers Excess and Surplus Lines Company                                        Connecticut

               Travelers Lloyds of Texas Insurance Company                                       Texas

               Travelers Tribeca Investments, Inc.                                               New York

                  Tribeca Investments, L.L.C.*                                                   Delaware

               Triple T Brentwood, L.L.C.                                                        Delaware

            Travelers P&C Capital I                                                              Delaware

            Travelers P&C Capital II                                                             Delaware

            Travelers P&C Capital III                                                            Delaware

   Primerica Client Services, Inc. [USA]                                                         Delaware

   Primerica Convention Services, Inc.                                                           Georgia

   Primerica Finance Corporation                                                                 Delaware

      PFS Distributors, Inc.                                                                     Georgia

      PFS Investments Inc.                                                                       Georgia

      PFS T.A., Inc.                                                                             Delaware

   Primerica Financial Services Home Mortgages, Inc.                                             Georgia

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
      Primerica Financial Services Home Mortgages Limited Partnership of Arizona                 Delaware

      Primerica Financial Services Home Mortgages Limited Partnership of North Carolina          North Carolina

      Primerica Financial Services Home Mortgages Limited Partnership of Ohio                    Ohio

   Primerica Financial Services, Inc.                                                            Nevada

      CitiSolutions Financial Limited                                                            Ireland

      Primerica Financial Insurance Services of Texas, Inc.                                      Texas

      Primerica Financial Services Agency of New York, Inc.                                      New York

      Primerica Financial Services Insurance Marketing of Idaho, Inc.                            Idaho

      Primerica Financial Services Insurance Marketing of Maine, Inc.                            Maine

      Primerica Financial Services Insurance Marketing of Nevada, Inc.                           Nevada

      Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.                     Pennsylvania

      Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.               U.S. Virgin Is.

      Primerica Financial Services Insurance Marketing of Wyoming, Inc.                          Wyoming

      Primerica Financial Services Insurance Marketing, Inc.                                     Delaware

      Primerica Financial Services of Alabama, Inc.                                              Alabama

      Primerica Financial Services of Arizona, Inc.                                              Arizona

      Primerica Financial Services of Kentucky, Inc.                                             Kentucky

      Primerica Financial Services of New Mexico, Inc.                                           New Mexico

      Primerica Insurance Agency of Massachusetts, Inc.                                          Massachusetts

      Primerica Insurance Marketing Services of Puerto Rico, Inc.                                Puerto Rico

      Primerica Insurance Services of Louisiana, Inc.                                            Louisiana

   Primerica Services, Inc.                                                                      Georgia

   SL&H Reinsurance, Ltd.                                                                        NevisSt. Kitts & Nevis

      Southwest Service Agreements, Inc.                                                         North Carolina

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
CCC Fairways, Inc.                                                                               Delaware

Citi Fiduciary Trust Bank of Michigan                                                            Michigan

Citi Fiduciary Trust Company                                                                     New York

Citi Fiduciary Trust Company of Florida                                                          Florida

Citi Fiduciary Trust Company of New Jersey                                                       New Jersey

Citi Fiduciary Trust Company of Texas                                                            Texas

Citigroup Capital I                                                                              Delaware

Citigroup Capital II                                                                             Delaware

Citigroup Capital III                                                                            Delaware

Citigroup Capital IV                                                                             Delaware

Citigroup Capital V                                                                              Delaware

Citigroup Capital VI                                                                             Delaware

Citigroup Holdings Company                                                                       Delaware

   Citicorp                                                                                      Delaware

      Associates First Capital Corporation                                                       Delaware

         Associates Asset Backed Securities Corp.                                                Delaware

         Associates Corporation of North America [DE]*                                           Delaware

            ACONA B.V.                                                                           The Netherlands

               Associates Financial Corporation Limited                                          England & Wales

                  Associates Capital Corporation plc                                             England & Wales

                     Associates (Isle of Man) Limited                                            England & Wales

                     Associates Capital (Guernsey) Limited                                       Guernsey, Channel Islands

                     Associates Commercial Corporation Limited                                   England & Wales

                     Associates Commercial Corporation Locavia SA                                France


1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                        Associates Commercial Corporation Locavia SAS                            France

                           EXMAT                                                                 France

                     Associates Fleet Services Ltd                                               England & Wales

                     Associates Print Limited                                                    England & Wales

                     Prestige Property Co. Limited                                               Guernsey, Channel Islands

                     Steeple Finance Limited                                                     Jersey, Channel Islands

                  Associates Leasing Limited                                                     England & Wales

                     Avco Trust Ltd.*                                                            England & Wales

                        Castle Loss Adjusters Limited*                                           England & Wales

                        Steeple Finance (Guernsey) Limited*                                      Guernsey, Channel Islands

                  Avco Leasing Limited                                                           England & Wales

                  Cumberland Insurance Company Limited                                           England & Wales

                  Cumberland Life Assurance Co. Limited                                          Scotland

            AFC Securities Inc.                                                                  Delaware

            Arcadia Financial Ltd.                                                               Minnesota

               Arcadia 1992-B Receivables Capital Corp.                                          Delaware

               Arcadia First GP Inc.                                                             Delaware

               Arcadia Receivables Capital Corp.                                                 Delaware

               Arcadia Receivables Conduit Corp.                                                 Delaware

               Arcadia Receivables Finance Corp.                                                 Delaware

               Arcadia Receivables Finance Corp.  II                                             Delaware

               Arcadia Receivables Finance Corp.  III                                            Delaware

               Arcadia Receivables Finance Corp.  IV                                             Delaware

               Arcadia Receivables Finance Corp. V                                               Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Arcadia Receivables Finance Corp. VI                                              Delaware

               Arcadia Receivables Financing Corporation                                         Minnesota

               Arcadia Receivables Marketing Corp.                                               Minnesota

               Arcadia Second GP Inc.                                                            Delaware

            Associates Capital Bank, Inc.                                                        Utah

            Associates Capital Corporation of Canada                                             Canada

               Associates Commercial Corporation of Canada Ltd.                                  Canada-Federal

                  Associates Capital Limited                                                     Ontario

                  Insurex Canada, Inc.                                                           Canada-Federal

                     Payplan Canada, Inc.                                                        Canada

                  Teletech Financial Corporation                                                 Canada

                  The Associates Corporation                                                     Delaware

               Associates Financial Services of Canada Ltd.                                      Canada

                  Associates Financial Services of Canada East Company                           Nova Scotia, Canada

                  London and Midland General Insurance Company                                   Canada-Federal

               Associates Leasing (Canada) Ltd.                                                  Canada-Federal

               Associates Mortgage Corporation [CAN]                                             Ontario

                  Associates Mortgage East Corporation                                           Nova Scotia

            Associates Capital Investments, L.L.C.                                               Delaware

               Joliet Generation II, LLC                                                         Delaware

               Powerton Generation II, LLC                                                       Delaware

            Associates Commerce Solutions, Inc.                                                  Delaware

            Associates Commercial Corporation of Delaware                                        Delaware

            Associates Corporation of North America [A Texas Corporation]                        Texas

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Associates Credit Card Services, Inc.                                                Delaware

               Associates Credit Card Receivables Corp.                                          Delaware

               Associates Private Label Receivables Corp.                                        Delaware

            Associates Credit Services, Inc.                                                     Delaware

            Associates Finance Inc.                                                              Philippines

            Associates Finance of Virgin Islands, L.L.C.                                         Delaware

            Associates Finance, Inc. [PR]                                                        Puerto Rico

               Associates Commercial Corporation of Puerto Rico                                  Puerto Rico

            Associates Financial Life Insurance Company                                          Tennessee

               Associates Financial Life Insurance Company of Texas                              Texas

               Associates Insurance Company                                                      Indiana

                  AFSC General Agency, Inc.                                                      Texas

                  Capco General Agency, Inc. [IL]                                                Illinois

                  Capco General Agency, Inc. [NY]                                                New York

                  Capco General Agency, Inc. [VA]                                                Virginia

                  Commercial Guaranty Insurance Company                                          Delaware

            Associates Financial Services (Mauritius) LLC*                                       Mauritius

               Associates India Holding Company Private Limited                                  New Delhi

                  Associates India Financial Services Limited                                    India

            Associates Insurance Group, Inc.                                                     Delaware

            Associates International Investments, Inc.                                           Delaware

            Associates International Holdings Corporation                                        New York

               Associates Credit Card Taiwan Inc.                                                Taiwan

               Associates Finance Taiwan, Inc.                                                   Taiwan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Associates International Holdings Corporation Japan, Co., Ltd.                    Japan

               DIC Agency Co. Ltd.*                                                              Japan

                  Unimat Life, K.K.*                                                             Japan

               Grupo Financiero Associates, S.A. de C.V.                                         Mexico

                  Arrendadora Financiera Associates, S.A. de C.V., Organizacion Auxiliar
                  del Credito, Grupo Financiero Associates                                       Mexico

                  Associates Servicios de Mexico, S.A. de C.V.                                   Mexico

                  Hipotecaria Associates, S.A. de C.V., Sociedad Financiera de Objeto Limitado,
                  Grupo Financiero Associates                                                    Mexico

                  Servicios de Credito Associates, S.A. de C.V., Sociedad Financiera de Objeto
                  Limitado, Grupo Financiero Associates                                          Mexico

                  Servicios de Factoraje Associates, S.A. de C.V., Organizacion Auxiliar del
                  Creditor, Grupo Financiero Associates                                          Mexico

                  Sociedad Financiera Associates, S.A. de C.V., Sociedad Financiera de Objeto
                  Limitado, Grupo Financiero Associates                                          Mexico

               Servicio de Credito Asociados de Costa Rica, S.A.                                 Costa Rica

               TRV/RCM LP Corp.                                                                  Delaware

                  AIC Corporation*                                                               Japan

                     AIC Card Services, Inc.*                                                    Japan

                     Chiyoda Trust Kabushiki Kaisha*                                             Japan

                     DIC Finance Co., Ltd.*                                                      Japan

                     Tokyo Ladies Finance Kabushiki Kaisha*                                      Japan

            Associates Investment Company                                                        Delaware

               Associates Commercial Corporation [DE]                                            Delaware

                  Associates Capital Services Corporation                                        Indiana

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Associates Commercial Corporation [AL]                                         Alabama

                  Associates Commercial Corporation of Louisiana                                 Louisiana

                  Associates Commercial Leasing Company, Inc.                                    Delaware

                  Associates Leasing, Inc.                                                       Indiana

                     Associates Rental Systems, Inc.                                             Delaware

                     Associates/Trans-National Leasing, Inc.                                     Delaware

                     Fleetmark, Inc.                                                             Tennessee

                     United States Fleet Leasing, Inc.                                           California

                  Capco General Agency, Inc. [IN]                                                Indiana

                  Fruehauf Finance Company                                                       Michigan

                  Great Dane Finance Company                                                     Delaware

                  Premium Lease & Finance, LLC                                                   Delaware

                  VT Finance, Inc.                                                               Delaware

               Associates Diversified Services, Inc.                                             Delaware

               Associates Financial Services Company, Inc. [DE]                                  Delaware

                  AFSC Agency of Alabama, Inc.                                                   Alabama

                  AFSC Agency, Inc. [AK]                                                         Arkansas

                  AFSC Agency, Inc. [AZ]                                                         Arizona

                  AFSC Agency, Inc. [CA]                                                         California

                  AFSC Agency, Inc. [DE]                                                         Delaware

                     Associates Lloyds Insurance Company                                         Texas

                  AFSC Agency, Inc. [HI]                                                         Hawaii

                  AFSC Agency, Inc. [ID]                                                         Idaho

                  AFSC Agency, Inc. [KY]                                                         Kentucky

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  AFSC Agency, Inc. [LA]                                                         Louisiana

                  AFSC Agency, Inc. [MS]                                                         Mississippi

                  AFSC Agency, Inc. [MT]                                                         Montana

                  AFSC Agency, Inc. [NC]                                                         North Carolina

                  AFSC Agency, Inc. [NM]                                                         New Mexico

                  AFSC Agency, Inc. [NV]                                                         Nevada

                  AFSC Agency, Inc. [SD]                                                         South Dakota

                  AFSC Agency, Inc. [VA]                                                         Virginia

                  AFSC Agency, Inc. [WA]                                                         Washington

                  AFSC Agency, Inc. [WY]                                                         Wyoming

                  Allied Financial Services Insurance Agency, Inc.                               Massachusetts

                  Associates Auto Club Services, Inc.                                            Indiana

                     Associates Auto Club Services International, Inc.                           Delaware

                  Associates Consumer Discount Company                                           Pennsylvania

                  Associates Finance, Inc. [IA]                                                  Iowa

                  Associates Finance, Inc. [IL]                                                  Illinois

                  Associates Financial Life Insurance Company of Nevada                          Nevada

                  Associates Financial Services Company of Alabama, Inc.                         Alabama

                  Associates Financial Services Company of California, Inc.                      California

                  Associates Financial Services Company of Connecticut, Inc.                     Connecticut

                  Associates Financial Services Company of Florida, Inc.                         Florida

                       Associates Financial Services of America, Inc. [FL]                       Florida

                  Associates Financial Services Company of Hawaii, Inc.                          Hawaii

                  Associates Financial Services Company of Kentucky, Inc.                        Kentucky

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Associates Financial Services Company of Missouri, Inc.                        Missouri

                  Associates Financial Services Company of Nevada, Inc.                          Nevada

                  Associates Financial Services Company of New Jersey, Inc.                      New Jersey

                  Associates Financial Services Company of New York, Inc.                        New York

                  Associates Financial Services Company of North Carolina, Inc.                  North Carolina

                  Associates Financial Services Company of Oregon, Inc.                          Oregon

                  Associates Financial Services Company of Rhode Island, Inc.                    Rhode Island

                  Associates Financial Services Company of Tennessee, Inc.                       Indiana

                  Associates Financial Services Company of Virginia, Inc.                        Virginia

                  Associates Financial Services Company of Washington, Inc.                      Washington

                  Associates Financial Services Company of West Virginia, Inc.                   West Virginia

                  Associates Financial Services Company, Inc. [AL]                               Alabama

                  Associates Financial Services Corporation [GA]                                 Georgia

                  Associates Financial Services Corporation [NJ]                                 New Jersey

                  Associates Financial Services of America, Inc. [CT]                            Connecticut

                  Associates Financial Services of America, Inc. [GA]                            Georgia

                  Associates Financial Services of America, Inc. [MO]                            Missouri

                  Associates Financial Services of America, Inc. [NC]                            North Carolina

                  Associates Financial Services of America, Inc. [VA]                            Virginia

                  Associates Home Equity Services, Inc.                                          New York

                     AHES REIT Corporation                                                       Delaware

                     Associates Home Equity Consumer Discount Company, Inc.                      Pennsylvania

                     Associates Home Equity Industrial Loan Company                              Minnesota

                     Associates Home Equity Loan Corporation                                     Florida


1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                     Associates Home Equity Receivables Corp.                                    Delaware

                  Associates Industrial Loan Company                                             Minnesota

                  Associates Insurance Agency, Inc.                                              Nevada

                  Associates Mortgage Company                                                    Kentucky

                  Associates Mortgage Corporation [NV]                                           Nevada

                  Associates REO Realty, Inc.                                                    Texas

                  Capco General Agency, Inc. [MI]                                                Michigan

                  Dove Escrow Co.                                                                California

                  EnTerra Settlement Services, Inc.                                              Delaware

                     EnTerra Settlement Services of Texas, Inc.                                  Texas

                  First Family Financial Services Management Corp.                               Georgia

                     First Family Financial Services of Georgia, Inc.                            Georgia

                     First Family Financial Services, Inc. [AL]                                  Alabama

                     First Family Financial Services, Inc. [FL]                                  Florida

                     First Family Financial Services, Inc. [LA]                                  Louisiana

                     First Family Financial Services, Inc. [MS]                                  Mississippi

                     First Family Financial Services, Inc. [SC]                                  South Carolina

                     First Family Financial Services, Inc. [TN]                                  Tennessee

                  First Family Home Equity, Inc. [GA]                                            Georgia

                  Kentucky Finance Co., Inc.                                                     Kentucky

                     Capital Insurance Agency, Inc.                                              Kentucky

                     First Insurance Agency, Inc.                                                Kentucky

                     Kentucky Finance, Inc. [KY]                                                 Kentucky

                     Kentucky Finance, Inc. [WV]                                                 West Virginia


1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                     KFC Mortgage Loans, Inc.                                                    Virginia

                     Second Insurance Agency, Inc.                                               Missouri

                     Third Insurance Agency, Inc.                                                Kentucky

                  Morco General Agency, Inc.                                                     Ohio

                  Northern Insurance Agency, Inc.                                                Illinois

                  TranSouth Financial Corporation                                                South Carolina

                     TranSouth Financial Corporation of Iowa                                     Iowa

                     TranSouth Mortgage Corporation                                              South Carolina

                  United States Auto Club, Motoring Division, Inc.                               Indiana

                  Watchguard Registration Services, Inc.                                         Indiana

            Associates Life Insurance Group, Inc.                                                Delaware

            Associates Real Estate Financial Services Company, Inc.                              Delaware

               Associates First Capital Mortgage Corporation                                     Delaware

               Associates Relocation Management Company, Inc.                                    Colorado

                  Associates Relocation Management Company of Texas                              Texas

                     Associates Relocation Management Company Europe Ltd.                        England & Wales

               Corporate America Realty, Inc.                                                    New Jersey

            Associates Venture Capital, LLC                                                      Delaware

            Associates World Capital Corporation                                                 Delaware

               Associates World Credit Corporation                                               Delaware

                  Associates First Capital BV                                                    The Netherlands

            Atlantic General Insurance Limited                                                   Bermuda

            Atlantic Reinsurance Limited                                                         Bermuda

            Financial Reassurance Company, Ltd.                                                  Bermuda

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            The Associates Payroll Management Service Company, Inc.                              Delaware

            The Northland Company                                                                Minnesota

               Jupiter Holdings, Inc.                                                            Minnesota

                  American Equity Insurance Company                                              Arizona

                     American Equity Specialty Insurance Company                                 California

                  Mendota Insurance Company                                                      Minnesota

                     Mendakota Insurance Company                                                 Minnesota

                     Mendota Insurance Agency, Inc.                                              Texas

                  Northland Insurance Company                                                    Minnesota

                     Northfield Insurance Company                                                Missouri

                     Northland Casualty Company                                                  Minnesota

                  Northland Risk Management Services, Inc.                                       Minnesota

            TRV/RCM Corp.                                                                        Delaware

               AIC Associates Canada Holdings, Inc.                                              Ontario

         Associates Financial Services (Asia) Limited                                            Hong Kong

            ERA Master Limited                                                                   Hong Kong

         Associates Holding Corporation                                                          Delaware

         Associates Housing Finance, LLC                                                         Delaware

         Associates Information Services, Inc.                                                   Delaware

         Associates National Bank (Delaware)                                                     United States

         Avco Financial Services Limited                                                         Northern Ireland

         Family Insurance Corporation                                                            Wisconsin

         Hurley State Bank                                                                       South Dakota

      Citibank (Nevada), National Association                                                    USA

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
      Citibank (New York State)                                                                  New York

         Citicorp Development Center, Inc.                                                       Delaware

         Diners Club International Ltd.                                                          New York

         Student Loan Corporation, The                                                           Delaware

      Citibank (South Dakota), N.A.                                                              USA

         CDC Holdings Inc.                                                                       Delaware

            Citicorp Diners Club Inc.                                                            Delaware

         Citicorp Trust South Dakota                                                             South Dakota

         CitiHousing, Inc.                                                                       South Dakota

      Citibank Delaware                                                                          Delaware

         Citibank Insurance Agency, Inc.                                                         New York

         Citicorp Delaware Equity, Inc.                                                          Delaware

            Fairfax Holdings, Inc.                                                               Delaware

         Citicorp Del-Lease, Inc.                                                                Delaware

            Citicorp Aircraft Management, Inc.                                                   Delaware

            Citicorp Bankers Leasing Corporation                                                 Delaware

               Bankers Leasing Corporation                                                       Massachusetts

                  BLC Corporation                                                                Utah

                     Citicorp Bankers Leasing Finance Corporation                                Delaware

                  Commetro Leasing, Inc.                                                         Delaware

                  Commonwealth Control, Inc.                                                     Delaware

                  Commonwealth Plan, Inc., The                                                   Massachusetts

                  Commonwealth System, Inc., The                                                 Massachusetts

                  Financial Leasing Corporation                                                  Massachusetts

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Pacific Plan, Inc., The                                                        Massachusetts

                  Worcester Plan, Inc., The                                                      Massachusetts

               CBL Capital Corporation                                                           Delaware

            Citicorp Delaware Properties, Inc.                                                   Delaware

            Citicorp Nevada Credit, Inc.                                                         Nevada

            Citicorp Nevada Leasing, Inc.                                                        California

               G.W.L. Leasing Company, Incorporated                                              California

               GXW Corporation                                                                   California

            Palm Defeasance Company                                                              Delaware

         Citicorp Insurance Agency, Inc.                                                         Delaware

            Citicorp Insurance Agency of Nevada, Inc.                                            Nevada

         Citicorp Insurance Agency, Inc.                                                         Missouri

            Citicorp Insurance Agency, Inc.                                                      California

         Citicorp Life Insurance Company*                                                        Arizona

            Citicorp Assurance Co.                                                               Delaware

            First Citicorp Life Insurance Company                                                New York

         Citicorp Railmark, Inc.                                                                 Delaware

         Citicorp U.S. Holdings Netherlands, Inc.                                                New Castle, Delaware

            Citicorp Holdings Netherlands B.V.                                                   Netherlands

      Citibank Mortgage Corp.                                                                    Florida

         Citibank Commercial Properties, Inc.                                                    Florida

            Income Service Group, Inc.                                                           Florida

            Land Service Group, Inc.                                                             Florida

            RRR Property Management, Inc.                                                        Florida

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Thirteen Property Management, Inc.                                                   Florida

      Citibank, N.A.                                                                             USA

         399 Venture Partners, Inc.                                                              Delaware

         Banco de Honduras S.A.                                                                  Honduras

         Camwil Lease, Inc.                                                                      Delaware

            Citicorp Investor Lease, Inc.                                                        Delaware

            Citicorp Multilease (SEF), Inc.                                                      Delaware

         Citi (Nominees) Limited                                                                 Hong Kong

         Citi Argentina (ABF) Trust*                                                             Nassau, Bahamas

         Citi Center Building Corporation*                                                       Philippines

         Citi Tower Building Corporation                                                         Philippines

         CitiAch, Inc.*                                                                          Delaware

         Citibank (Channel Islands) Limited                                                      Channel Islands

            CCIL (Nominees) Limited                                                              Channel Islands

            CCIL Pension Scheme Trustees Limited                                                 Channel Islands

         Citibank (Zaire) S.A.R.L.                                                               Congo

         Citibank Consumers Nominee Pte. Ltd.                                                    Singapore

         Citibank Corredores de Seguros Limitada*                                                Chile

         Citibank International                                                                  USA

         Citibank-Maghreb                                                                        Morocco

         Citibank Mortgage Reinsurance, Inc.                                                     Vermont

         Citibank Nominees (Ireland) Limited                                                     Ireland

         Citibank Nominees Singapore Pte. Ltd.                                                   Singapore

         Citibank Overseas Investment Corporation                                                USA

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Administradora de Fondos de Pensiones y Cesantias S.A. Colfondos                     Colombia

            Asia Pacific Technology Services Pte. Limited                                        Singapore

            Banco Citibank S.A.                                                                  Brazil

               Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios S.A.                  Brazil

               Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.                      Brazil

               Citibank Companhia Hipotecaria S.A.*                                              Sao Paulo, Brazil

            Banco de Desarrollo Citicorp, S.A.                                                   Dominican Republic

               Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.                        Dominican Republic

            Bank Handlowy w Warszawie S.A.                                                       Poland

               Bank Rozwoju Cukrownictwa S.A.                                                    Poland

               Cuprum Bank S.A.                                                                  Poland

               Handlowy Investments II S.a.r.l.*                                                 Luxembourg

               Handlowy Investments S.A.*                                                        Luxembourg

               Handlowy Inwestycje II Sp. z o.o.                                                 Poland

               Handlowy Inwestycje Sp. z o.o.                                                    Poland

                  Handlowy Leasing S.A.*                                                         Poland

               Handlowy Zarzadzanie Aktywami S.A.                                                Poland

               PPTE Diament S.A.*                                                                Poland

               Towarzystwo Funduszy Inwestycyjnych BH S.A.                                       Poland

               Tower Service Sp. z o.o.                                                          Poland

            Berlin Real Estate B.V.                                                              Netherlands

            CCSCI, Inc.                                                                          Puerto Rico

            Centaur Investment Corporation                                                       Delaware

            Citi Chrematodotikes Misthosis S.A.                                                  Greece

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Citi Inversiones, S.A. de C.V.                                                       El Salvador

               Administradora de Fondos de Pensiones Confia, S.A.*                               El Salvador

               Citi Valores de El Salvador S.A. de C.V.                                          San Salvador, El Salvador

            Citi Mutual Funds Management Company S.A.                                            Greece

            Citi-Info, S.A. de C.V.                                                              Mexico

            Citi-Inmobiliaria e Inversiones, S.A. de C.V.                                        Honduras

            Citibank (Poland) S.A.                                                               Warsaw, Poland

               Budowa Centrum Plac Teatralny Sp. z o.o.                                          Poland

               Citibrokerage S.A.                                                                Poland

               Citileasing Sp. z o.o.                                                            Poland

            Citibank (Slovakia) a.s.                                                             Slovakia

            Citibank a.s.                                                                        Czech Republic

               Citicorp Securities (CR), s.r.o.                                                  Czech Republic

            Citibank Belgium S.A./N.V.                                                           Belgium

            Citibank Berhad                                                                      Malaysia

               Citicorp Nominee (Malaysia) Sendirian Berhad                                      Malaysia

                  Citicorp Nominees (Asing) Sdn. Bhd.                                            Malaysia

                  Citicorp Nominees (Tempatan) Sdn. Bhd.                                         Malaysia

            Citibank Canada                                                                      Canada

               1084851 Ontario Inc.                                                              Canada

               1169513 Ontario Inc.                                                              Canada

               2490827 Nova Scotia Limited                                                       Canada

               3121615 Canada Inc.                                                               Canada

                  Palace Place Limited Partnership                                               Canada

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               3278662 Canada Inc.                                                               Canada

               3590861 Canada Inc.                                                               Canada

               598299 Alberta Limited                                                            Canada

               Avenida Place Shopping Centre Ltd.                                                Canada

               Bershaw & Company                                                                 Canada

               Chudleigh Funding Inc.                                                            Canada

               Citibank Canada Investment Funds Limited                                          Canada

               Citibank Nominees Ltd.                                                            Canada

               Citicorp Capital Investors Ltd.                                                   Canada

               Citicorp Vendor Finance, Ltd.                                                     Canada

               CitiFinancial Canada, Inc.                                                        Toronto, Canada

            Citibank Capital Corporation                                                         Cayman Is.

            Citibank Colombia*                                                                   Colombia

               Cititrust Colombia S.A. Sociedad Fiduciaria*                                      Colombia

            Citibank-Colombia (Nassau) Limited                                                   Bahamas

               Leasing Citibank S.A. Compania de Financiamiento Comercial*                       Colombia

            Citibank Espana S.A.                                                                 Spain

               Cantabra de Aviacion, Sociedad Limitada                                           Madrid, Spain

               Citi Operaciones A.I.E.*                                                          Madrid, Spain

               Citi Recovery, A.I.E*                                                             Spain

               Citibank Broker Correduria de Seguros S.A.                                        Spain

               Citiconsulting A.I.E.*                                                            Spain

               Citigestion, Sociedad Gestora de Instituciones de Inversion Colectiva, S.A.       Spain

               Citihouse, S.A.                                                                   Spain

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               CITIPENSIONES, ENTIDAD GESTORA DE FONDOS DE PENSIONES, S.A.                       Spain

            Citibank Finance Limited                                                             Singapore

            Citibank Holdings (FB) LLC                                                           Delaware

            Citibank Housing Finance Company Limited                                             Pakistan

            Citibank Investment and Securities Rt.                                               Hungary

            Citibank Investment Services Ireland Ltd.                                            Ireland

            Citibank Investment Services Limited                                                 Hong Kong

            Citibank Investments Limited                                                         England

               Channel Collections Limited                                                       England

               CIB Properties Limited                                                            England

               Citi Pensions & Trustees Limited                                                  England

               Citibank International plc                                                        London, England

                  Citi-Immobilier S.A.                                                           France

                  Citibank, S.A.                                                                 France

                  Citicorp Vendor Finance (Europe) Ltd                                           England

                     Copelco Asset Finance Ltd.                                                  England

                     Copelco Finance SAS                                                         France

                     Copelco Leasing GmbH                                                        Germany

                  Cybermatch Limited                                                             Wales

                  Leadair Assurances                                                             France

                  Leadair Selection                                                              France

                  Vidacos Nominees Limited                                                       England

               Citibank London Nominees Limited                                                  England

               Citibank Pensions Trustees Ireland Ltd.                                           Ireland

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Citiclient (CPF) Nominees Limited                                                 Wales

               Citiclient Nominees No 1 Limited                                                  Wales

               Citiclient Nominees No 2 Limited                                                  Wales

               Citiclient Nominees No 3 Limited                                                  Wales

               Citiclient Nominees No 4 Limited                                                  Wales

               Citiclient Nominees No 5 Limited                                                  Wales

               Citiclient Nominees No 6 Limited                                                  Wales

               Citiclient Nominees No 7 Limited                                                  Wales

               Citiclient Nominees No 8 Limited                                                  Wales

               Citiclient (CPF) Nominees No 2 Limited                                            Wales

               Citicorp Capital Limited                                                          England

               Citicorp Trustee Company Limited                                                  England

                  Norwich Property Trust Limited                                                 England

               Citicorporate Limited                                                             England

               CitiFriends Nominee Limited                                                       England

               Citigroup (UK) Pension Trustee Limited                                            England

               CITILOANS PLC                                                                     England

               Citinet Limited                                                                   England

               Citivic Nominees Limited                                                          England

               CUIM NOMINEE LIMITED                                                              England

               N.C.B. Trust Limited                                                              England

               National City Nominees Limited                                                    England

               SNC CITI GESTION*                                                                 Paris, France

                  SNC CITI MANAGEMENT*                                                           Paris, France

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Citibank Malaysia (L) Limited                                                        Malaysia

            CITIBANK MERCADO DE CAPITALES, C.A. CITIMERCA, CASA DE BOLSA                         Venezuela

            Citibank Nigeria                                                                     Nigeria

            Citibank Romania S.A.                                                                Romania

            Citibank Rt.                                                                         Hungary

               EKB Kereskedelmi es Szolgaltato Kft.                                              Hungary

            Citibank Securities Investment Trust Company Limited                                 Taipei, Taiwan

            Citibank Shipping Bank S.A.                                                          Greece

            Citibank T/O                                                                         Russia

            Citibank Tanzania Limited                                                            Tanzania

            Citibank Trustees (Ireland), Limited                                                 Ireland

            Citibank Uganda Limited                                                              Kampala, Uganda

            CitiCapital Limited                                                                  Thailand

            Citicard S.A.                                                                        Argentina

            Citicorp (B) Sdn. Bhd.                                                               Brunei

            Citicorp Administradora de Inversiones S.A.                                          Argentina

            Citicorp Asesora de Seguros S.A.                                                     Buenos Aires, Argentina

            Citicorp Capital Korea Limited                                                       Korea

            Citicorp Capital Asia (Taiwan) Ltd.                                                  Taipei, Taiwan

            Citicorp Capital Asia Limited                                                        Bahamas

               Citicorp China Investment Management (BVI) Limited                                British Virgin Is.

               Citicorp China Investment Management Limited                                      Hong Kong

               CVC Asia Pacific Limited                                                          Hong Kong

                  CVC Asia Pacific (Australia) Limited                                           Hong Kong

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Kyobo Choice F-3 Trust                                                            Korea

            Citicorp Capital Markets Sociedad Anonima                                            Argentina

               Citicorp Valores S.A. Sociedad de Bolsa*                                          Argentina

            Citicorp Capital Markets Uruguay S.A.                                                Uruguay

            Citicorp Capital Sdn. Bhd.                                                           Malaysia

            Citicorp Commercial Finance (H.K.) Ltd.                                              Hong Kong

            Citicorp Credit                                                                      Guam

            Citicorp Credit Services India Limited*                                              India

            Citicorp Deutschland Aktiengesellschaft                                              Germany

               CCD Immobilien Beteiligungs GmbH                                                  Germany

               Citibank Beteiligungen Aktiengesellschaft                                         Germany

                  Citi Sales Direct GmbH                                                         Germany

                  Citibank Aktiengesellschaft*                                                   Germany

                  Citibank Privatkunden AG*                                                      Germany

               Citicorp Card Operations GmbH                                                     Germany

               Citicorp Dienstleistungs GmbH                                                     Germany

               Citicorp Kartenservice GmbH                                                       Germany

               Citicorp Leasing (Deutschland) GmbH                                               Germany

                  Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &
                  Co. Finanzierungs-Management KG*                                               Nidderau, Germany

                  Achtzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Germany

                  Beta Trans Leasing Verwaltungs GmbH                                            Germany

                  Dreissigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Nidderau, Germany

                  Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Nidderau, Germany

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Dritte Beta Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Frankfurt, Germany

                  Einunddreissigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Nidderau, Germany

                  Einundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Germany

                  Fuenfte Beta Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Frankfurt, Germany

                  Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &
                  Co. Finanzierungs-Management KG*                                               Nidderau, Germany

                  Gamma Trans Leasing Verwaltungs GmbH                                           Germany

                     Dreizehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Elfte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Fuenfzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Achte
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Dritte
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Fuenfte
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Neunte
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Sechste
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Siebte
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Vierte
                     Finanzierungs-Management KG                                                 Germany

                     Gamma Trans Leasing Verwaltungs GmbH & Co. Zweite
                     Finanzierungs-Management KG                                                 Germany

                     Sechzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Siebzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Vierzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Zehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

                     Zwoelfte Gamma Trans Leasing Verwaltungs GmbH & Co.
                     Finanzierungs-Management KG                                                 Germany

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &
                  Co. Finanzierungs-Management KG*                                               Nidderau, Germany

                  Neunzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Germany

                  Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &
                  Co. Finanzierungs-Management KG*                                               Nidderau, Germany

                  Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &
                  Co. Finanzierungs-Management KG*                                               Nidderau, Germany

                  Vierte Beta Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Frankfurt, Germany

                  Vierundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &
                  Co. Finanzierungs-Management KG*                                               Nidderau, Germany

                  Zwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Germany

                  Zweite Beta Trans Leasing Verwaltungs GmbH & Co.
                  Finanzierungs-Management KG*                                                   Frankfurt, Germany

                  Zweiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &
                  Co. Finanzierungs-Management KG*                                               Nidderau, Germany

               Citicorp Operations Consulting GmbH                                               Germany

               Citifinanzberatung GmbH                                                           Germany

            Citicorp Diners Club Switzerland Ltd.                                                Bruttisellen, Switzerland

            Citicorp European Service Center B.V.                                                Netherlands

            Citicorp Finance (India) Limited                                                     India

               Citicorp Maruti Finance Ltd.                                                      New Delhi, India

               CitiFinancial Retail Services India Limited                                       India

            Citicorp Finance (Thailand) Ltd.                                                     Thailand

            Citicorp Finance International Ltd.                                                  Bermuda

            Citicorp Finance Ireland Limited                                                     Ireland

               Citicorp (Dublin) Finance                                                         Ireland

            Citicorp Financial Services Corporation                                              Puerto Rico

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Citicorp Financial Services Limited                                                  Hong Kong

            Citicorp Finanziaria S.p.A.                                                          Italy

            Citicorp FSC I Ltd.                                                                  Bermuda

            Citicorp General Insurance Agency Corporation                                        Taiwan

            Citicorp Gulf Finance Ltd.                                                           United Arab Emirates

            Citicorp Holdings (FB) LLC                                                           Delaware

            Citicorp Insurance Agency Co., Ltd.                                                  Taiwan

            Citicorp International Limited                                                       Hong Kong

            Citicorp International Securities Finance Ltd                                        United Kingdom

               Citicorp International Securities Ltd                                             England

            Citicorp Inversora S.A. Gerente de Fondos Comunes de Inversion                       Argentina

            Citicorp Investicni Spolecnost, a.s.                                                 Prague, Czech Republic

            Citicorp Investment Bank (Singapore) Limited                                         Singapore

            Citicorp Leasing (Thailand) Limited                                                  Thailand

            Citicorp Leasing Argentina S.A.                                                      Buenos Aires, Argentina

            Citicorp Leasing International, Inc.                                                 Delaware

               Citicorp Card Services, Inc.                                                      Delaware

                  Citicorp Diners Club Japan Kabushiki Kaisha                                    Japan

                     Kabushiki Kaisha DNC Agency                                                 Japan

               Citicorp Credit, Inc.                                                             Japan

               Citilease Company Ltd.                                                            Japan

                  Aarhus Aircraft Ltd.                                                           Japan

                  Alpha Aircraft Ltd.                                                            Japan

                  AMS Aircraft Ltd.                                                              Japan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Andromeda Citiaircraft Ltd.                                                    Japan

                  Arboga Aircraft Ltd.                                                           Japan

                  Arizona Aircraft Ltd.                                                          Japan

                  Arlanda Aircraft Ltd.                                                          Japan

                  Ascot Aircraft Ltd.                                                            Japan

                  Atlanta Aircraft Ltd.                                                          Japan

                  BALTIC AIRCRAFT LTD.                                                           Japan

                  Beta Aircraft Ltd.                                                             Japan

                  Birmingham Aircraft Ltd.                                                       Japan

                  Bishop Aircraft Ltd.                                                           Japan

                  Boston Aircraft Ltd.                                                           Japan

                  Bristol Aircraft Ltd.                                                          Japan

                  Bromma Aircraft Ltd.                                                           Japan

                  Bunga Emas Ltd.                                                                Japan

                  California Aircraft Ltd.                                                       Japan

                  Cambridge Aircraft Ltd.                                                        Japan

                  Castle Aircraft Ltd.                                                           Japan

                  Charlie Aircraft Ltd.                                                          Japan

                  Chicago Aircraft Ltd.                                                          Japan

                  Colorado Aircraft Ltd.                                                         Japan

                  Condor Aircraft Ltd.                                                           Japan

                  Coventry Aircraft Ltd.                                                         Japan

                  Crane Aircraft Ltd.                                                            Japan

                  Crown Aircraft Ltd.                                                            Japan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Crux Leasing Co. Ltd.                                                          Japan

                  CSA ROBIN AIRCRAFT LTD.                                                        Japan

                  CSA SWAN AIRCRAFT LTD.                                                         Japan

                  Curie Aircraft Ltd.                                                            Japan

                  Daini Citiaircraft Ltd.                                                        Japan

                  Dallas Aircraft Ltd.                                                           Japan

                  Delta Aircraft Ltd.                                                            Japan

                  Denver Aircraft Ltd.                                                           Japan

                  Detroit Aircraft Ltd.                                                          Japan

                  Donau Aircraft Ltd.                                                            Japan

                  Durham Aircraft Ltd.                                                           Japan

                  Eagle Aircraft Ltd.                                                            Japan

                  Echo Aircraft Ltd.                                                             Japan

                  Eiffel Aircraft Ltd.                                                           Japan

                  Elbe Aircraft Ltd.                                                             Japan

                  Elysee Aircraft Ltd.                                                           Japan

                  EMS Aircraft Ltd.                                                              Japan

                  ENNS Lease Co., Ltd.                                                           Japan

                  Epsilon Aircraft Ltd.                                                          Japan

                  Erie Aircraft Ltd.                                                             Japan

                  Europe Aircraft Ltd.                                                           Japan

                  Fairfield Aircraft Ltd.                                                        Japan

                  Florida Aircraft Ltd.                                                          Japan

                  Fornebu Aircraft Ltd.                                                          Japan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Foxtrot Aircraft Ltd.                                                          Japan

                  Gamma Aircraft Ltd.                                                            Japan

                  Goteborg Aircraft Ltd.                                                         Japan

                  Hague Aircraft Ltd.                                                            Japan

                  Havel Aircraft Ltd.                                                            Japan

                  Honolulu Aircraft Ltd.                                                         Japan

                  Houston Aircraft Ltd.                                                          Japan

                  Huron Aircraft Ltd.                                                            Japan

                  Huskvarna Aircraft Ltd.                                                        Japan

                  Illinois Aircraft Ltd.                                                         Japan

                  Indiana Aircraft Ltd.                                                          Japan

                  Isar Aircraft Ltd.                                                             Japan

                  Ithaca Aircraft Ltd.                                                           Japan

                  JL Blade Lease Co., Ltd.                                                       Japan

                  JL Blitz Lease Co., Ltd.                                                       Japan

                  JL Crest Lease Co., Ltd.                                                       Japan

                  JL Rouge Lease Co., Ltd.                                                       Japan

                  JL Skyline Lease Co., Ltd.                                                     Japan

                  Jota Aircraft Ltd.                                                             Japan

                  Jupiter Aircraft Ltd.                                                          Japan

                  King Aircraft Ltd.                                                             Japan

                  Knight Aircraft Ltd.                                                           Japan

                  LA Aircraft Ltd.                                                               Japan

                  Lahn Aircraft Ltd.                                                             Japan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Lambda Aircraft Ltd.                                                           Japan

                  LEONE LEASE LTD.                                                               Japan

                  Linden Citiaircraft Ltd.                                                       Japan

                  Liverpool Aircraft Ltd.                                                        Japan

                  Loire Aircraft Ltd.                                                            Japan

                  London Aircraft Ltd.                                                           Japan

                  Louvre Aircraft Ltd.                                                           Japan

                  Madrid Aircraft Ltd.                                                           Japan

                  Main Aircraft Ltd.                                                             Japan

                  Manchester Aircraft Ltd.                                                       Japan

                  Maple Aircraft Ltd.                                                            Japan

                  Marseilles Aircraft Ltd.                                                       Japan

                  Mette Aircraft Ltd.                                                            Japan

                  Miami Aircraft Ltd.                                                            Japan

                  Michigan Aircraft Ltd.                                                         Japan

                  Milwaukee Aircraft Ltd.                                                        Japan

                  Minnesota Aircraft Ltd.                                                        Japan

                  Molen Aircraft Ltd.                                                            Japan

                  Mosel Aircraft Ltd.                                                            Japan

                  Nashville Aircraft Ltd.                                                        Japan

                  Neckar Aircraft Ltd.                                                           Japan

                  NS Cititrain Ltd.                                                              Japan

                  Oder Aircraft Ltd.                                                             Japan

                  Ohio Aircraft Ltd.                                                             Japan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Oregon Aircraft Ltd.                                                           Japan

                  Ottawa Aircraft Ltd.                                                           Japan

                  Oxford Aircraft Ltd.                                                           Japan

                  Paris Aircraft Ltd.                                                            Japan

                  Pegasus Leasing Co. Ltd.                                                       Tokyo, Japan

                  Phoenix Aircraft Ltd.                                                          Japan

                  Quebec Aircraft Ltd.                                                           Japan

                  Queen Aircraft Ltd.                                                            Japan

                  Rhein Aircraft Ltd.                                                            Japan

                  Rotter Aircraft Ltd.                                                           Japan

                  Saale Aircraft Ltd.                                                            Japan

                  Sakura FA Citiaircraft Ltd.                                                    Japan

                  Seagull Aircraft Ltd.                                                          Japan

                  Seattle Aircraft Ltd.                                                          Japan

                  Seine Aircraft Ltd.                                                            Japan

                  Sigma Aircraft Ltd.                                                            Japan

                  St. Louis Aircraft Ltd.                                                        Japan

                  Stamford Aircraft Ltd.                                                         Japan

                  Stockholm Aircraft Ltd.                                                        Japan

                  Tachibana FA Citiaircraft Ltd.                                                 Japan

                  Tampa Aircraft Ltd.                                                            Japan

                  Theta Aircraft Ltd.                                                            Japan

                  Tokyo FA Citiaircraft Ltd.                                                     Japan

                  Toronto Aircraft Ltd.                                                          Japan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Uppsala Aircraft Ltd.                                                          Japan

                  Utrecht Aircraft Ltd.                                                          Japan

                  Vancouver Aircraft Ltd.                                                        Japan

                  VENUS AIRCRAFT LTD.                                                            Japan

                  Versailles Aircraft Ltd.                                                       Japan

                  Washington Aircraft Ltd.                                                       Japan

                  Windsor Aircraft Ltd.                                                          Japan

                  Zwolle Aircraft Ltd.                                                           Japan

            Citicorp Menkul Kiymetler Anonim Sirketi                                             Turkey

            Citicorp Merchant Bank Limited                                                       Trinidad & Tobago

               Citibank (Trinidad & Tobago) Limited                                              Trinidad & Tobago

            Citicorp Overseas Software Limited*                                                  Mumbai, India

               Citicorp Brokerage (India) Limited                                                India

            Citicorp P.R. Mortgage, Inc.                                                         Puerto Rico

            Citicorp Pension Management Ltd.                                                     Bahamas

               Compania Previsional Citi S.A.*                                                   Argentina

                  Siembra Administradora de Fondos de Jubilaciones y Pensiones S.A.*             Argentina

               Citicorp Peru Sociedad Titulizadora S.A.*                                         Peru

            Citicorp Securities (Japan) Limited                                                  Cayman Islands

            Citicorp Securities (Thailand) Ltd.                                                  Thailand

            CITICORP SECURITIES BOLIVIA S.A.                                                     Bolivia

            Citicorp Securities International (RP) Inc.                                          Philippines

               Citicorp Financial Services and Insurance Brokerage Philippines, Inc.*            Philippines

               Veritas Holdings Limited                                                          British Virgin Islands

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Citicorp Services (Japan) Ltd.                                                       Cayman Islands

            Citicorp Services Limited                                                            New Zealand

               Advanced Futures Limited                                                          New Zealand

               Citibank Global Asset Management Limited                                          New Zealand

               Citibank Nominees (New Zealand) Limited                                           New Zealand

               Citicorp Capital Markets New Zealand Limited                                      New Zealand

               Citicorp New Zealand Limited                                                      New Zealand

               Future Technology Limited                                                         New Zealand

               Optional Development Holdings Limited                                             New Zealand

               Seabird Limited                                                                   New Zealand

            Citicorp Servium S.A.                                                                Peru

               Citicorp Peru S.A. Sociedad Agente de Bolsa*                                      Peru

               Citileasing S.A.*                                                                 Peru

            Citicorp Subsahara Investments, Inc.                                                 Delaware

            Citicorp Trade Services (Malaysia) Sendirian Berhad                                  Malaysia

            Citicorp Trustee (Singapore) Limited                                                 Singapore

            Citicorp Ventures Philippines, Inc.                                                  Philippines

            Citicredito S.A.                                                                     Honduras

            Citidatos S.A.                                                                       Ecuador

            Citifinance Limited                                                                  Jamaica

               Citimerchant Bank Limited                                                         Jamaica

            Citifinance S.A.                                                                     Port-au-Prince, Haiti

            Citinversiones, S.A.                                                                 Guatemala City, Guatemala

            Citilease (Korea) Inc.                                                               Korea

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Citilease Finansal Kiralama Anonim Sirketi                                           Turkey

            CitiLeasing (Hungary) Ltd.                                                           Hungary

            Citileasing Egypt S.A.E.                                                             Egypt

            Citileasing s.r.o.                                                                   Czech Republic

            Citinvest Casa de Bolsa Sociedad Anonima                                             Paraguay

            Citinvestment Chile Limited                                                          Bahamas

            Citiportfolio Limited                                                                Channel Islands

            CitiProperties (BVI) Limited                                                         British Virgin Is.

               CitiRealty (BVI) Limited                                                          British Virgin Is.

                  CitiRealty (Hong Kong) Limited                                                 Hong Kong

               CitiRealty China (BVI) Limited                                                    British Virgin Islands

               Garden Road (BVI) Limited                                                         British Virgin Is.

                  CitiProperties (Hong Kong) Limited                                             Hong Kong

            CitiService S.p.A.                                                                   Italy

            Cititrust (Bahamas) Limited                                                          Bahamas

               Albacore Investments, Ltd.                                                        Bahamas

               Antares Associates Limited                                                        Bahamas

               Astaire Associates Limited                                                        Bahamas

               Beaconsfield Holdings Limited                                                     Bahamas

               Cititrust Services Limited                                                        Bahamas

               Donat Investments S.A.                                                            Bahamas

               First National Nominees, Ltd.                                                     Bahamas

               Hitchcock Investments S.A.                                                        Bahamas

               Madeleine Investments S.A.                                                        Bahamas

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Providence Associates, Ltd.                                                       Bahamas

            Cititrust (Cayman) Limited                                                           Cayman Is.

               Brennan Limited                                                                   Switzerland

               Buchanan Limited                                                                  Switzerland

               Tyler Limited                                                                     Switzerland

            Cititrust (Jersey) Limited                                                           Channel Islands

               Secundus Nominees (Jersey) Limited                                                Channel Islands

               Tertius Nominees (Jersey) Limited                                                 Channel Islands

            Cititrust (Kenya) Limited                                                            Kenya

            Cititrust (Mauritius) Limited                                                        Mauritius

            Cititrust (Switzerland) Limited                                                      Switzerland

            Cititrust and Banking Corporation                                                    Japan

            Citivalores de Honduras, S.A.                                                        Honduras

            Citivalores, S.A.                                                                    Guatemala

            Citivalores, S.A.                                                                    Panama

            CJSC Citibank Kazakhstan                                                             Almaty, Kazakhstan

            Copelco Capital (Puerto Rico), Inc.                                                  Puerto Rico

            CORPIFEXSA, Corporacion de Inversiones y Fomento de Exportaciones S.A.               Ecuador

               Cititrading S.A. Casa de Valores                                                  Ecuador

               Inmociti S.A.                                                                     Ecuador

            Corporacion Citibank G.F.C. S.A.                                                     San Jose, Costa Rica

               Asesores Corporativos de Costa Rica, S.A.                                         Costa Rica

               Citibank (Costa Rica) Sociedad Anonima                                            Costa Rica

               Cititarjetas, S.A.                                                                Costa Rica

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Citivalores Puesto de Bolsa, S.A.                                                 Costa Rica

            Creinvest B.V.                                                                       Netherlands

            Decajo Finance ApS                                                                   Copenhagen, Denmark

            Diners Club (Thailand) Limited, The                                                  Thailand

            Diners Club Argentina S.A.C. y de T.                                                 Argentina

               Diners Travel S.A.C. y de T.                                                      Argentina

               Servicios Comerciales S.A.C.I.M. y F.                                             Argentina

            Diners Club Benelux S.A., The                                                        Belgium

            Diners Club de Mexico S.A. de C.V.                                                   Mexico

            Diners Club Deutschland GmbH                                                         Germany

            Diners Club International (Hong Kong) Limited                                        Hong Kong

            Diners Club International (Taiwan) Limited                                           Taiwan

            Diners Club of Greece, S.A.                                                          Greece

            Diners Club Uruguay S.A.                                                             Uruguay

            Euromania Finance LLC                                                                Delaware

            Farfalla Prima LLC                                                                   Delaware

               Farfalla Seconda LLC                                                              Delaware

            Fimen S.A.                                                                           Belgium

               Citicorp Insurance Services S.A./N.V.                                             Belgium

                  Citibank Insurance Services S.A.                                               Greece

            FNC-Comercio e Participacoes Ltda.                                                   Brazil

               Chelsea-Empreendimentos e Participacoes Limitada                                  Brazil

               Citi CP Mercantil S.A.                                                            Brazil

               Citibank Leasing S.A.-Arrendamento Mercantil                                      Brazil

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Citicorp Corretora de Seguros S.A.                                                Brazil

               Mibrak S.A.                                                                       Uruguay

            FOFIP S.A.                                                                           Uruguay

            Foremost Investment Corporation                                                      Delaware

            FREPERP 1 LLC                                                                        Wilmington, Delaware

               FREPERP 2 LLC                                                                     Wilmington, Delaware

            Grupo Financiero Citibank, S.A. de C.V.                                              Mexico

               Arrendadora Citibank, S.A. de C.V., Organizacion Auxiliar del Credito,
               Grupo Financiero Citibank                                                         Mexico

               Casa de Bolsa Citibank, S.A. de C.V., Grupo Financiero Citibank                   Mexico

               Citibank Mexico, S.A., Grupo Financiero Citibank                                  Mexico

                  ABA SIS, S.A. de C.V.                                                          Mexico

                  Desarrolladora Mexicana de Inmuebles, S.A. de C.V.                             Guadalajara, Mexico

                  Garante, S.A. de C.V., AFORE*                                                  Mexico

                     Garante 1, S.A. de C.V., Sociedad de Inversion Especializada de
                     Fondos para el Retiro*                                                      Mexico

                     Vidapass, Sociedad Anonima de Capital Variable*

                  Hacienda El Campanario, S.A. de C.V.                                           Mexico

                  Imref S.A. de C.V.                                                             Mexico

                  Inmobiliaria Citibank, S.A. de C.V.                                            Mexico

            Hanseatic Real Estate B.V.*                                                          Netherlands

            Inarco International Bank N.V.                                                       Aruba

            Interco (Intermediaciones Comerciales) S.A.                                          Bolivia

            International Finance Associates, B.V.                                               Netherlands

               Citicorp Investment Bank (The Netherlands) N.V.                                   Netherlands

               Citicorp Leasing Nederland, B.V.                                                  Netherlands

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
----------------------------------------------------------------------------------------------------------------------------------
            Inversiones Citicorp (R.D.), S.A.                                                    Santo Domingo, Dominican Republic

            Inversiones y Adelantos, C.A.                                                        Venezuela

            JSCB Citibank (Ukraine)                                                              Kiev, Ukraine

            Latin American Investment Bank Bahamas Limited                                       Bahamas

               Brazil Bond Trust                                                                 New York

               Citibank Brazilian Annex VI Trust                                                 New York

                  Foreign Investment Fundo Renda Fixa Capital Estrangeiro                        Sao Paulo, Brazil

               Citibrazil Bond Fund-Fundo de Renda Fixa Capital Estrangeiro*                     Brazil

            Menara Citi Holding Company Sdn. Bhd.                                                Kuala Lumpur, Malaysia

            Nessus Investment Corporation                                                        Delaware

               Citibank Limited                                                                  Australia

                  Outsourcing Investments Pty. Limited                                           Australia

                  Citicorp Capital Markets Australia Limited                                     Australia

                     Citifutures Limited                                                         Australia

                     Citisecurities Limited                                                      Australia

                  Citicorp Equity Capital Limited                                                Australia

                  Citicorp Group Superannuation Limited                                          Australia

                  Citicorp Investments Limited*                                                  Australia

                  Citicorp Limited                                                               Australia

                     Citicorp General Insurance Limited                                          Australia

                     Citicorp Life Insurance Limited                                             Australia

                  Citicorp Nominees Pty. Limited                                                 Australia

                  Citicorp Regional Service Centre Pty. Ltd.                                     Australia

                  Oneport Pty Limited                                                            Australia

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Phinda Pty. Limited                                                            Australia

                  Remittance Collection Services Limited                                         Australia

                  Tarwood Pty. Limited                                                           Australia

               Diners Club Pty. Ltd.*                                                            Australia

            Nostro Investment Corporation                                                        Delaware

            P.T. Citicorp Finance Indonesia                                                      Indonesia

            P.T. Citicorp Securities Indonesia                                                   Indonesia

            Pavec Developments Limited                                                           Ireland

            Premium Finance No. 3 C.V.                                                           Netherlands

               Citicorp Capital Philippines, Inc.*                                               Philippines

            Provencred 1                                                                         George Town, Cayman Islands

               Provencred 2                                                                      George Town, Cayman Islands

               Silefed S.R.L.                                                                    Buenos Aires, Argentina

            Repfin Ltda.                                                                         Colombia

               Citivalores S.A. Comisionista de Bolsa*                                           Colombia

               Compania Exportadora Cityexport S.A.*                                             Colombia

            Salomon Smith Barney (Chile) S.A.                                                    Chile

               Citicorp Chile Administradora de Fondos de Inversion S.A.                         Chile

               Citicorp Chile Administradora de Fondos Mutuos S.A.                               Chile

               Empresa de Cobranzas y Verificaciones Afines S.A.                                 Santiago, Chile

               Finauto S.A.                                                                      Santiago, Chile

               Inversiones y Financiamientos Comerciales S.A.                                    Santiago, Chile

               Sociedad Comercial Citibank Leasing S.A.                                          Santiago, Chile

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Salomon Smith Barney (Chile) S.A. Corredores de Bolsa                             Chile

            Salomon Smith Barney Securities (Taiwan) Limited                                     Taiwan

            Scottish Provident (Irish Holdings) Limited                                          Ireland

            Tarjetas de Chile S.A.                                                               Chile

            Universal Holdcorp, Inc.                                                             Delaware

            Vialattea LLC                                                                        Delaware

               Buconero LLC                                                                      Delaware

            Yonder Investment Corporation                                                        Delaware

         Citibank Strategic Technology Inc.                                                      New Castle, Delaware

         Citibank Zambia Limited                                                                 Zambia

            Citibureau Zambia Limited                                                            Zambia

         Citicorp Electronic Commerce, Inc.                                                      New York

         Citicorp Finance Puerto Rico, Inc.                                                      Puerto Rico

         Citicorp Financial Guaranty Holdings, Inc.                                              Delaware

         Citicorp Insurance Services, Inc.                                                       Delaware

         Citicorp Interim Services, Inc.                                                         Delaware

            ADV Eleven, Inc.                                                                     Delaware

            AZ Notes Corp.                                                                       Arizona

            Monaco Art Corp.                                                                     New York

            MBBT Corp.                                                                           Florida

            Mr Ables Inc.                                                                        New York

         Citicorp Investment Services                                                            Delaware

         Citicorp Leasing, Inc.                                                                  Delaware

            ADV Three, Inc.                                                                      Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            CM FSC II Limited                                                                    Hamilton, Bermuda

            CM FSC III Limited                                                                   Hamilton, Bermuda

            CM FSC IV, Ltd.                                                                      Hamilton, Bermuda

            CPI Leasing Corp.                                                                    Connecticut

         Citicorp Payment Services, Inc.                                                         Delaware

         Citicorp Real Estate, Inc.                                                              Delaware

         Citicorp Trust, N.A. (Florida)                                                          USA

         Citicorp Trust, National Association                                                    USA

         Citicorp USA, Inc.                                                                      Delaware

         Citicorp Vendor Finance, Inc.                                                           Delaware

            Copelco Capital Funding Corp. I                                                      Delaware

            Copelco Capital Funding Corp. II                                                     Delaware

            Copelco Capital Funding Corp. III                                                    Delaware

            Copelco Capital Funding Corp. IV                                                     Delaware

            Copelco Capital Funding Corp. V                                                      Delaware

            Copelco Capital Funding Corp. VI                                                     Delaware

            Copelco Capital Funding Corp. VIII                                                   Delaware

            Copelco Capital Funding Corp. IX                                                     Delaware

            Copelco Capital Funding Corp. X                                                      Delaware

            Copelco Capital Funding Corp. XI                                                     Delaware

            Copelco Capital Funding LLC 2000-1                                                   Delaware

            Copelco Capital Funding LLC 2000-2                                                   Delaware

            Copelco Capital Funding LLC 98-1                                                     Delaware

            Copelco Capital Funding LLC 99-1*                                                    Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Copelco Capital Funding LLC 99-B                                                     Delaware

            Copelco Capital Receivables LLC                                                      Delaware

            Copelco Capital Residual Funding LLC I                                               Delaware

            Copelco Credit Funding Corp. IX                                                      Delaware

            Copelco Equipment Leasing Corporation                                                Delaware

            Copelco Management Services, Inc.                                                    Delaware

            Copelco Manager, Inc.                                                                Delaware

            National Equipment Rental Program, Inc.                                              Delaware

         Citicorp Venture Capital Ltd.                                                           New York

            Haydon Corporation                                                                   New Jersey

            International Media Group                                                            California

         Citiflight, Inc.                                                                        Delaware

         CitiMae, Inc.                                                                           Delaware

         CitiMortgage, Inc.                                                                      Delaware

            Citicorp Credit Services, Inc. (Maryland)                                            Delaware

            Citicorp Mortgage Securities, Inc.                                                   Delaware

            CMC Insurance Agency, Inc.                                                           Michigan

            EKS Corp.                                                                            Delaware

            MHMC Insurance Agency, Inc.                                                          Michigan

            SOMSC Services, Inc.                                                                 Michigan

         Citipartners Services Group A.I.E.*                                                     Spain

         Cititrust Limited                                                                       Hong Kong

         International Equity Investments, Inc.                                                  Delaware

            CVC/Opportunity Equity Partners, L.P.                                                George Town, Cayman Is.

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               525 Participacoes S.A.                                                            Brazil

            Sweet River Fund                                                                     George Town, Cayman Is.

               Belapart S.A.                                                                     Brazil

                  Opportunity Prime Fundo Mutuo de Investimento em Acoes-Carteira Livre*         Rio de Janeiro,  Brazil

                     Eletron S.A.*                                                               Rio de Janeiro, Brazil

         Perennially Green, Inc.                                                                 New York

         R de VR Investments (Pty) Ltd.                                                          South Africa

         Universal Card Services Corp.                                                           Delaware

            Universal Bancorp Services, Inc.                                                     Delaware

            Universal Bank, N.A.                                                                 Delaware

      Citicorp Banking Corporation                                                               Delaware

         Best Market S.A.                                                                        Buenos Aires, Argentina

         Citicorp International Trade Indemnity, Inc.                                            New Jersey

         Citi FCP S.A.                                                                           Luxembourg

         Citi Islamic Investment Bank                                                            Bahrain

         Citi Islamic Portfolios S.A.                                                            Luxembourg

         Citiacciones Flexible, S.A. de C.V., Sociedad de Inversion Comun*                       Mexico City, Mexico

         Citiacciones Patrimomial, S.A. de C.V., Sociedad de Inversion Comun                     Mexico City, Mexico

         Citibank (Luxembourg) S.A.                                                              Luxembourg

         Citibank (Switzerland)                                                                  Switzerland

         Citibank, Federal Savings Bank                                                          USA

            Citibank Insurance Agency, Inc.                                                      Illinois

            Citibank Mortgage Services, Inc.                                                     Florida

            Citibank Service Corporation                                                         California

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Citicorp Financial Services Corporation (D.C.)                                       District of Columbia

            Citicorp Insurance Agency, Inc.                                                      District of Columbia

            First Savings Corporation                                                            Illinois

            Holiday Harbor Management Corporation                                                Florida

            West Suburban Investments, Inc.                                                      Illinois

               First Paddle Creek, Inc.                                                          Florida

               West Florida Investments, Inc.                                                    Florida

               West Suburban Investments, Inc. of California                                     California

               West Suburban Investments, Inc. of Colorado                                       Colorado

         Citicorp (Jersey) Limited                                                               Channel Islands

         Citicorp Administradora de Fondos de Inversion S.A.                                     Uruguay

         Citicorp Capital Investors Europe Limited                                               Delaware

         Citicorp Community Development, Inc.                                                    New York

         Citicorp Data Systems Incorporated                                                      Delaware

         Citicorp Delaware Services, Inc.                                                        Delaware

         Citicorp Funding, Inc.                                                                  Delaware

         Citicorp Global Holdings, Inc.                                                          Delaware

         Citicorp Global Technology, Inc.                                                        Delaware

         Citicorp Information Technology, Inc.                                                   Delaware

         Citicorp Insurance USA, Inc.                                                            Vermont

         Citicorp International Finance Corporation                                              Delaware

            Antfactory Latin America B.V.                                                        Amsterdam, Netherlands

            Brazil Holdings Inc. Limited                                                         Bahamas

            Citicorp Mercantil-Participacoes e Investimentos S.A.                                Brazil

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
         Citicorp International Insurance Company, Ltd.                                          Bermuda

         Citicorp International Technology, Inc.                                                 Delaware

         Citicorp International Trading Company, Inc.                                            Delaware

            Citicom de Mexico, S.A. de C.V.                                                      Mexico

            Citicorp International Trading Company (Bahamas) Ltd.                                Bahamas

            Citicorp International Trading Company Argentina S.A.                                Argentina

            Citicorp Trading S.A.                                                                Brazil

            Comercializadora Citicorp, S.A.                                                      Dominican Republic

            Esmeril Trading Lda                                                                  Portugal

               Marchante Trading Lda                                                             Portugal

               Richemont Servicos Lda                                                            Portugal

               Trevano Servicos e Gestao Lda                                                     Portugal

               Turbante Comercio Internacional Lda                                               Portugal

               Vilacete Investimentos e Gestao Lda                                               Portugal

         Citicorp Investment Management (Luxembourg) S.A.                                        Luxembourg

         Citicorp Investment Partners, Inc.                                                      Delaware

         Citicorp Securities Asia Pacific Limited                                                Hong Kong

            Asia Investors LLC*                                                                  Delaware

            Citibank Global Asset Management (Asia) Limited                                      Hong Kong

            Citicorp Securities Investment Consulting Inc.                                       Taiwan

         Citicorp Strategic Technology Corporation                                               Delaware

            Orbian Management Limited                                                            London, England

         Citicorp Trust Company (Maryland)                                                       Maryland

         Citicurrencies S.A.                                                                     Luxembourg

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
         CitiDel, Inc.                                                                           Delaware

         CitiFinancial Credit Company                                                            Delaware

            American Health and Life Insurance Company                                           Texas

            CC Credit Card Corporation                                                           Delaware

            CC Finance System Incorporated                                                       Delaware

            Chesapeake Appraisal and Settlement Services Inc.                                    Maryland

               Chesapeake Appraisal and Settlement Services Agency of Ohio Inc.                  Ohio

               Chesapeake West Escrow Services Inc.                                              California

            Citibank USA                                                                         Delaware

            CitiFinancial Alabama, Inc.                                                          Alabama

            CitiFinancial Company                                                                Delaware

            CitiFinancial Consumer Services, Inc.                                                Delaware

            CitiFinancial Corporation [CO]                                                       Colorado

            CitiFinancial Management Corporation                                                 Maryland

            CitiFinancial Mortgage Company                                                       Delaware

               CitiFinancial Mortgage Securities Inc.                                            Delaware

            CitiFinancial of Virginia, Inc.                                                      Virginia

            CitiFinancial Services, Inc. [CA]                                                    Los Angeles, California

            CitiFinancial Services, Inc. [DE]                                                    Delaware

            CitiFinancial Services, Inc. [GA]                                                    Georgia

            CitiFinancial Services, Inc. [MA]                                                    Massachusetts

            CitiFinancial Services, Inc. [MN]                                                    Minnesota

            CitiFinancial Services, Inc. [MO]                                                    Missouri

            CitiFinancial Services, Inc. [OH]                                                    Ohio

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            CitiFinancial Services, Inc. [UT]                                                    Utah

            CitiFinancial Services, Inc. [VA]                                                    Virginia

            CitiFinancial, Inc. [HI]                                                             Hawaii

            CitiFinancial, Inc. [IA]                                                             Iowa

               CitiFinancial Corporation [DE]                                                    Delaware

               CitiFinancial of Mississippi, Inc.                                                Delaware

            CitiFinancial, Inc. [KY]                                                             Kentucky

               CitiFinancial Services, Inc. [KY]                                                 Kentucky

            CitiFinancial, Inc. [MD]                                                             Maryland

               CitiFinancial Services, Inc. [OK]                                                 Oklahoma

            CitiFinancial, Inc. [NY]                                                             New York

            CitiFinancial, Inc. [OH]                                                             Ohio

            CitiFinancial, Inc. [SC]                                                             South Carolina

            CitiFinancial, Inc. [TN]                                                             Tennessee

            CitiFinancial, Inc. [WV]                                                             West Virginia

            CitiFinancial, Inc. NC                                                               North Carolina

            Commercial Credit Insurance Services, Inc.                                           Maryland

               Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.                     Mississippi

               Commercial Credit Insurance Agency of Alabama, Inc.                               Alabama

               Commercial Credit Insurance Agency of Hawaii, Inc.                                Hawaii

               Commercial Credit Insurance Agency of Kentucky, Inc.                              Kentucky

               Commercial Credit Insurance Agency of Massachusetts, Inc.                         Massachusetts

               Commercial Credit Insurance Agency of Nevada, Inc.                                Nevada

               Commercial Credit Insurance Agency of New Mexico, Inc.                            New Mexico

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
               Commercial Credit Insurance Agency of Ohio, Inc.                                  Ohio

            Commercial Credit International, Inc.                                                Delaware

               Commercial Credit International Banking Corporation                               Oregon

            Park Tower Holdings, Inc.                                                            Delaware

               CC Retail Services, Inc.                                                          Delaware

               Travelers Home Mortgage Services of Alabama, Inc.                                 Delaware

            Resource Deployment, Inc.                                                            Texas

            Travelers Bank & Trust, fsb                                                          Delaware

            Travelers Home Equity, Inc.                                                          North Carolina

               CC Consumer Services of Alabama, Inc.                                             Alabama

               CC Home Lenders Financial, Inc.                                                   Georgia

               CC Home Lenders, Inc.                                                             Ohio

               CitiFinancial of West Virginia, Inc.                                              West Virginia

               CitiFinancial Services, Inc. [PA]                                                 Pennsylvania

               CitiFinancial, Inc. [TX]                                                          Texas

               Travelers Home Mortgage Services, Inc.                                            North Carolina

            Travelers Home Mortgage Services of Pennsylvania, Inc.                               Pennsylvania

            Triton Insurance Company                                                             Missouri

            Verochris Corporation                                                                Delaware

            World Service Life Insurance Company                                                 Colorado

         CitiFondo Gubernamental, S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda
         para Personas Morales                                                                   Mexico

         Citifondo Institucional, S.A. De C.V, Sociedad De Inversion en Instrumentos de Deuda
         Para Personas Morales*                                                                  Mexico

         Citigroup Washington, Inc.                                                              District of Columbia

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
         Citilandmark S.A.                                                                       Luxembourg

         Citilife S.A./N.V.                                                                      Belgium

         Citimarkets S.A.                                                                        Luxembourg

         Citinvest S.A.                                                                          Luxembourg

         Citiplazo, S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda*                Mexico City, Mexico

         Citirenta, S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda                 Mexico

         Citishare Corporation                                                                   Delaware

         Cititrust S.p.A.-Istituto Fiduciario                                                    Italy

         CMI of Delaware, Inc.                                                                   Delaware

         Corporacion Inversora de Capitales S.R. L.                                              Argentina

            Mairage Investments Corp                                                             Uruguay

               Harehills Financing Ltd                                                           Cayman Islands

               Woods S.A.                                                                        Argentina

         Copelco Reinsurance Company, Ltd.                                                       Bermuda

         Court Square Capital Limited                                                            Delaware

         CrossMar, Inc.                                                                          Delaware

         Housing Securities, Inc.                                                                Delaware

         Inversiones Citiminera S.A.                                                             Chile

         Mortgage Capital Funding Inc.                                                           Delaware

         Orbian Corporation                                                                      Delaware

            Orbian (UK) Limited                                                                  England

         Plantbrass Limited                                                                      London, England

         Siembra Seguros de Retiro S.A.                                                          Argentina

         Siembra Seguros de Vida S.A.                                                            Argentina

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
         Universal Financial Corp.                                                               Utah

      Citicorp Capital I                                                                         Delaware

      Citicorp Capital II                                                                        Delaware

      Citicorp Capital III                                                                       Delaware

      Citicorp Capital Investors, Limited                                                        Delaware

         Citicorp Mezzanine Partners III, L.P.                                                   Delaware

         Citicorp Mezzanine Partners, L.P.                                                       New York

         CVC Capital Funding, Inc.                                                               Delaware

            CVC Capital Funding, LLC                                                             Delaware

         World Equity Partners, L.P.                                                             Delaware

         World Subordinated Debt Partners, L.P.                                                  Delaware

      Citicorp Credit Services, Inc.                                                             Delaware

      Citicorp National Services, Inc.                                                           Delaware

      Citicorp North America, Inc.                                                               Delaware

         ADV One, Inc.                                                                           Delaware

         Asset D Vehicle, Inc.                                                                   Delaware

         Citicorp Churchill Lease, Inc.                                                          Delaware

         Citicorp Epic Finance, Inc.                                                             Delaware

         Citicorp FSC II Ltd.                                                                    Bermuda

         Citicorp Global Lease, Inc.                                                             Delaware

         Citicorp MT Aquarius Ship, Inc.                                                         Delaware

         Citicorp MT Aries Ship, Inc.                                                            Delaware

         Citicorp Sierra Lease, Inc.                                                             Delaware

         Citicorp Translease, Inc.                                                               Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            CGI Capital, Inc.                                                                    Delaware

            Citicorp Leasing (Alyeska), Inc.                                                     Delaware

            Citicorp Lescaman, Inc.                                                              New York

            Citicorp Petrolease, Inc.                                                            Delaware

            Citicorp Tulip Lease, Inc.                                                           Delaware

               CM Leasing Member 1995 Trust-A2                                                   Delaware

            Citimarlease (Burmah I), Inc.                                                        Delaware

               Citimarlease (Burmah I), Inc. UTA (9/28/72)*                                      Delaware

            Citimarlease (Burmah Liquegas), Inc.                                                 Delaware

               Citimarlease (Burmah Liquegas), Inc. UTA (9/28/72)*                               Delaware

            Citimarlease (Burmah LNG Carrier), Inc.                                              Delaware

               Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72)*                            Delaware

            Citimarlease (Fulton), Inc.                                                          Delaware

            Citimarlease (Whitney), Inc.                                                         Delaware

         CM FSC I LTD.                                                                           Bermuda

         CM Leasing Member 1995 Trust-A1                                                         Delaware

            CM North America Holding Company*                                                    Canada

               CM Leasing Company*                                                               Canada

            CM Tulip Holding Company*                                                            Canada

         ESSL 1, Inc.                                                                            Delaware

         ESSL 2, Inc.                                                                            Delaware

         FCL Ship One, Inc.                                                                      Delaware

         FCL Ship Three, Inc.                                                                    Delaware

         FCL Ship Two, Inc.                                                                      Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
         Grand River Navigation Company*                                                         Delaware

         Lower Lakes Towing Ltd.                                                                 Canada

            Lower Lakes Transportation Company                                                   Delaware

         POP Trophy I Inc.                                                                       New York

         POP Trophy Inc.                                                                         New York

         Pritired 1 LLC                                                                          Delaware

            Pritired 2 LLC                                                                       Delaware

         S.P.L., Inc.                                                                            Delaware

         Science Defeasance Corp.                                                                Delaware

         SOMANAD 1 LLC                                                                           Delaware

            SOMANAD 2 LLC                                                                        Delaware

      Citicorp Retail Services, Inc.                                                             Delaware

      Citicorp Services Inc.                                                                     New York

      Winter Capital International LLC                                                           Delaware

         Winter Capital Consulting LLC                                                           Delaware

         Winter Capital Management International LLC                                             Cayman Is.

Citigroup Investments Inc.                                                                       Delaware

Citigroup Japan Inc.                                                                             Delaware

Citigroup Management Corp.                                                                       Wilmington, Delaware

MRC Holdings, Inc.                                                                               Delaware

Salomon Smith Barney Holdings Inc.                                                               New York

   Citi 1000 Index Fund                                                                          Massachusetts

   Citi Financial Services Index Fund                                                            Massachusetts

   Citi Global Titans Index Fund                                                                 Massachusetts

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
   Citi Health Care Index Fund                                                                   Massachusetts

   Citi Nasdaq 100 Index Fund                                                                    Massachusetts

   Citi Small Cap Index Fund                                                                     Massachusetts

   Citi Technology Index Fund                                                                    Massachusetts

   Citi US Bond Index Fund                                                                       Massachusetts

   Genesis Energy, L.L.C.                                                                        Delaware

      Genesis Crude Oil, L.P.*                                                                   Delaware

         Genesis Pipeline TX, L.P.*                                                              Texas

         Genesis Pipeline USA, L.P.*                                                             Texas

      Genesis Energy, L.P.                                                                       Delaware

   IPO Holdings Inc.                                                                             Delaware

   Nextco Inc.                                                                                   Delaware

   Pendragon Guinevere Fund LLC                                                                  England

   Phibro Energy Production, Inc.                                                                Delaware

   Phibro Inc.                                                                                   Delaware

      MC2 Technologies, Inc.                                                                     Delaware

      Phibro Energy Clearing, Inc.                                                               Delaware

      Phibro GmbH                                                                                Switzerland

         Phibro (Asia) Pte Ltd                                                                   Singapore

         Scanports Limited                                                                       England

         Turavent Oil AG                                                                         Switzerland

      Phibro Holdings Limited                                                                    England

         Phibro Futures and Metals Limited                                                       England

      Scanports Shipping, Inc.                                                                   Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
   Phibro Resources Corp.                                                                        Delaware

   R-H Capital, Inc.                                                                             Delaware

      R-H/Travelers, L.P.*                                                                       Delaware

         R-H Capital Partners, L.P.*                                                             Delaware

   Salomon Brothers Holding Company Inc.                                                         Delaware

      AST StockPlan, Inc.                                                                        Delaware

      CEFOF GP I Corp.                                                                           Delaware

      CELFOF GP Corp.                                                                            Delaware

      Citicorp Securities Services, Inc.                                                         Delaware

      Huwest Company, L.L.C.                                                                     Delaware

      Japan Credit Finance Company Limited                                                       Cayman Islands

      Loan Participation Holding Corporation                                                     Delaware

         Home Mortgage Access Corporation                                                        District of Columbia

            Home MAC Government Financial Corporation                                            District of Columbia

            Home MAC Government Financial Corporation West                                       District of Columbia

            Home MAC Mortgage Securities Corporation                                             District of Columbia

      LT Investment I, LLC                                                                       New York

      LT Investment II, LLC                                                                      New York

      PB-SB Investments, Inc                                                                     Delaware

         PB-SB 1983 I                                                                            New York

         PB-SB 1983 III                                                                          New York

      PB-SB Ventures, Inc                                                                        Delaware

         PB-SB 1985 VII                                                                          New York

         PB-SB 1988 III                                                                          New York

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
         PB-SB 1988 VIII                                                                         New York

      PT Salomon Smith Barney Nusa Securities                                                    Indonesia

      PT Schroders Indonesia                                                                     Indonesia

      Salomon (International) Finance AG                                                         Switzerland

         Salomon Brothers Holdings GmbH*                                                         Switzerland

            Nikko Salomon Smith Barney Limited                                                   Cayman Is.

               Nikko Salomon Smith Barney Services Limited*                                      Cayman Is.

            Salomon Contractuals Limited*                                                        Cayman Islands

            Salomon International Financial Products LLC*                                        Delaware

               Salomon Brothers Asia Growth Fund Limited*                                        Cayman Islands

         Salomon Brothers Overseas Inc                                                           Cayman Is.

         Salomon Smith Barney Hong Kong Holdings Limited*                                        Hong Kong

            Salomon Brothers Asset Management Asia Pacific Limited*                              Hong Kong

            Salomon Smith Barney Hong Kong Futures, Limited*                                     Hong Kong

               Salomon Smith Barney Hong Kong Nominee Limited*                                   Hong Kong

            Salomon Smith Barney Hong Kong Limited*                                              Hong Kong

         Salomon-Shanghai Industrial Greater China Fund*                                         Cayman Islands

      Salomon Analytics Inc                                                                      Delaware

      Salomon Brothers Asia Capital Corp                                                         Ireland

         Solom International Limited                                                             Ireland

      Salomon Brothers Asset Management (Ireland) Ltd                                            Ireland

      Salomon Brothers Asset Management Inc                                                      Delaware

         SBAM G.P. Inc.                                                                          Delaware

         SSB Citi Asset Management Co., Ltd.*                                                    Japan

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Finance AG                                                                Switzerland

      Salomon Brothers Housing Investment Inc                                                    Delaware

      Salomon Brothers International Operations (Japan) Inc.                                     Delaware

      Salomon Brothers International Operations (Jersey) Limited                                 Channel Islands

      Salomon Brothers International Operations (Overseas) Limited                               Channel Islands

      Salomon Brothers International Operations Inc                                              Delaware

      Salomon Brothers Management Services Inc.                                                  Delaware

      Salomon Brothers Mortgage Securities II, Inc                                               Delaware

      Salomon Brothers Mortgage Securities III, Inc                                              Delaware

      Salomon Brothers Mortgage Securities VI, Inc                                               Delaware

      Salomon Brothers Mortgage Securities VII, Inc                                              Delaware

      Salomon Brothers Pacific Holding Company Inc                                               Delaware

         Salomon Smith Barney India Private Limited*                                             India

      Salomon Brothers Properties Inc                                                            Delaware

         Salomon Brothers Investments Inc                                                        Delaware

      Salomon Brothers Real Estate Development Corp                                              Delaware

         Crow Wood Terrace Associates                                                            Georgia

      Salomon Brothers Realty Corp                                                               New York

         Liquidation Properties Holding Company Inc.                                             New York

            Liquidation Properties Inc.                                                          New York

         MacA Inn LLC                                                                            Delaware

         Pacific Realty Investors Inc.                                                           Delaware

         REM Finance, LLC                                                                        Delaware

         TK Member Holding Corp.                                                                 Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            TK Member, Inc.                                                                      Delaware

      Salomon Brothers Russia Holding Company Inc                                                Delaware

         ZAO Salomon Brothers                                                                    Russia

      Salomon Brothers Services Inc                                                              Delaware

      Salomon Brothers Taiwan Limited                                                            Taiwan

      Salomon Brothers Tosca Inc.                                                                Delaware

      Salomon Capital Access for Savings Institutions, Inc.                                      Delaware

         Salomon Capital Access Corporation                                                      District of Columbia

      Salomon Forex Inc                                                                          Delaware

         Salomon Brothers Finance Corporation                                                    Delaware

      Salomon International LLC                                                                  Delaware

         Cheapside Holdings (Jersey) Limited                                                     Channel Is.

            J. Henry Schroder & Co. Limited                                                      England

               Schroder Japan Limited                                                            Cayman Islands

               Schroder Salomon Smith Barney (Banking) Nominees Limited                          England

               Schroder Salomon Smith Barney (Guernsey) Limited                                  Channel Islands

         Salomon Brothers Europe Limited*                                                        England

            Salomon Brothers Asset Management Limited*                                           England

            Salomon Brothers Eastern Europe Limited*                                             England

            Salomon Brothers International Limited*                                              England

            Salomon Brothers Nominees Limited*                                                   England

            Salomon Brothers UK Equity Limited*                                                  England

         Salomon Brothers UK Limited*                                                            England

         Schroder Securities Limited                                                             England

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            Schroder Securities (Switzerland) Limited                                            England

            Schroder US Securities Limited                                                       England

            SSL Nominees Limited                                                                 England

         SSB Citi Asset Management Limited                                                       England

      Salomon Northpoint Corp                                                                    Delaware

      Salomon Plaza Holdings Inc                                                                 Delaware

         Plaza Holdings Inc.                                                                     Delaware

            Salomon Brothers Finance Corporation and Co beschranthaftende KG*                    Germany

               Salomon Brothers AG*                                                              Germany

               Salomon Brothers Kapitalanlage-Gesellschaft mbH*                                  Germany

      Salomon Reinvestment Company, Inc                                                          Delaware

      Salomon Smith Barney Asia Limited                                                          Hong Kong

      Salomon Smith Barney Asia Pacific Limited                                                  Delaware

      Salomon Smith Barney Australia Pty Ltd                                                     Australia

         Friday Services Pty Ltd                                                                 Melbourne, Australia

         Salomon Smith Barney Australia Broker Holdings Pty Limited                              Australia

            Salomon Smith Barney Australia Securities Pty Limited                                Australia

               Bow Lane Nominees Pty Ltd                                                         Australia

               Bowyang Nominees Pty Limited                                                      Australia

               Calex Nominees Pty Limited                                                        Australia

               Dervat Nominees Pty Limited                                                       Australia

               Feta Nominees Pty Limited                                                         Australia

               Gymkhana Nominees Pty Limited                                                     Australia

               Salomon Smith Barney New Zealand Limited                                          New Zealand

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
                  Palliser Nominees Limited                                                      New Zealand

               Skeet Nominees Pty Ltd                                                            Australia

         Salomon Smith Barney Australia Capital Markets Pty Limited                              Australia

         Salomon Smith Barney Australia Corporate Finance Pty Limited                            Australia

         Salomon Smith Barney Australia Financial Products Ltd                                   Australia

         Salomon Smith Barney Australia Futures Clearing Pty Limited                             Australia

         Salomon Smith Barney Australia Nominees No. 2 Pty Limited                               Australia

         Salomon Smith Barney Australia Nominees Pty Limited                                     Australia

         Salomon Smith Barney Australia Superannuation Fund Pty Limited                          Australia

         Salomon Smith Barney Private Clients Pty Limited                                        Australia

            Saw James Nominees Pty Ltd                                                           Australia

            Swan River Nominee Corporation Pty Ltd                                               Australia

      Salomon Smith Barney Canada Holding Company*                                               Canada

         Salomon Smith Barney Canada Inc.*                                                       Canada

      Salomon Smith Barney China Limited                                                         Hong Kong

      Salomon Smith Barney Inc.                                                                  New York

         Patrimonia Foreign Fund 1 Funda de Renta Fixa Capital Estrangeiro                       Sao Paulo, Brazil

         Salomon Smith Barney Puerto Rico Inc.                                                   Puerto Rico

         Salomon Smith Barney/Travelers REF GP, LLC                                              Delaware

            Salomon Smith Barney/Travelers Real Estate Fund, L.P.                                Delaware

         SBHU Life Agency, Inc.                                                                  Delaware

            Robinson-Humphrey Insurance Services Inc.                                            Georgia

               Robinson-Humphrey Insurance Services of Alabama, Inc.                             Alabama

            Salomon Smith Barney Life Agency Inc.                                                New York

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
            SBHU Life Agency of Arizona, Inc.                                                    Arizona

            SBHU Life Agency of Indiana, Inc.                                                    Indiana

            SBHU Life Agency of Ohio, Inc.                                                       Ohio

            SBHU Life Agency of Oklahoma, Inc.                                                   Oklahoma

            SBHU Life Agency of Texas, Inc.                                                      Texas

            SBHU Life Agency of Utah, Inc.                                                       Utah

            SBHU Life Insurance Agency of Massachusetts, Inc.                                    Massachusetts

            SBS Insurance Agency of Hawaii, Inc.                                                 Hawaii

            SBS Insurance Agency of Idaho, Inc.                                                  Idaho

            SBS Insurance Agency of Maine, Inc.                                                  Maine

            SBS Insurance Agency of Montana, Inc.                                                Montana

            SBS Insurance Agency of Nevada, Inc.                                                 Nevada

            SBS Insurance Agency of Ohio, Inc.                                                   Ohio

            SBS Insurance Agency of South Dakota, Inc.                                           South Dakota

            SBS Insurance Agency of Wyoming, Inc.                                                Wyoming

            SBS Insurance Brokerage Agency of Arkansas, Inc.                                     Arkansas

            SBS Insurance Brokers of Kentucky, Inc.                                              Kentucky

            SBS Insurance Brokers of New Hampshire, Inc.                                         New Hampshire

            SBS Insurance Brokers of North Dakota, Inc.                                          North Dakota

            SBS Life Insurance Agency of Puerto Rico, Inc.                                       Puerto Rico

            SLB Insurance Agency of Maryland, Inc.                                               Maryland

         Smith Barney International Incorporated                                                 Oregon

            Smith Barney Pacific Holdings, Inc.                                                  British Virgin Islands

         The Robinson-Humphrey Company, LLC                                                      Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
      Salomon Smith Barney International Merchant Bankers Limited                                Singapore

      Salomon Smith Barney KEB Securities Co., Ltd.                                              South Korea

         Peak Performance Investment Limited                                                     Malaysia

      Salomon Smith Barney Malaysia Sdn. Bhd.                                                    Malaysia

      Salomon Smith Barney Mauritius Private Limited*                                            Mauritius

      Salomon Smith Barney Principal Investments (Japan) Ltd.                                    Cayman Islands

      Salomon Smith Barney S.A.*                                                                 France

      Salomon Smith Barney Securities Asia Limited                                               Hong Kong

         SAS Nominees Limited                                                                    Hong Kong

      Salomon Smith Barney Singapore Holdings Pte. Ltd.                                          Singapore

         Salomon Smith Barney Singapore Futures Pte. Ltd.                                        Singapore

         Salomon Smith Barney Singapore Pte. Ltd.                                                Singapore

      Salomon Swapco Inc.                                                                        Delaware

      SB Funding Corp.                                                                           Delaware

      SB Motel Corp.                                                                             Delaware

      Schroder & Co. Inc.                                                                        Delaware

         Lewco Securities Corp.                                                                  Delaware

      Schroder (Malaysia) Holdings Sdn Bhd                                                       Malaysia

      Schroder Colombia Sociedad Limitada*                                                       Colombia

      Schroder Real Estate Corp.                                                                 New York

      Schroder Salomon Smith Barney Polska Sp. z o.o.                                            Poland

      Schroder Salomon Smith Barney US Securities S.A.                                           France

      Schroder Wertheim Holdings I Inc.                                                          Delaware

         Schroder Wertheim & Co. Inc. 1996 European Investment Partnership L.P.                  Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
      Schroder Wertheim, Inc.                                                                    Maryland

         Arroyo Managers, L.L.C.                                                                 Delaware

         Petrol Managers, L.L.C.                                                                 Delaware

         Tobago Managers, LLC                                                                    Delaware

      Schroders (Malaysia) (L) Berhad                                                            Malaysia

      Schroders Holdings (Thailand) Limited                                                      Thailand

         Schroders Thailand Limited*                                                             Thailand

      Seven World Holdings LLC                                                                   Delaware

      Seven World Technologies, Inc                                                              Delaware

      SSB Irish Investor LLC                                                                     Delaware

      SSB Vehicle Securities Inc.                                                                Delaware

      SSBCP GP I Corp.                                                                           Delaware

      SSBPIF GP Corp.                                                                            Delaware

      Structured Products Corp                                                                   Delaware

      TCEP Participation Corp.                                                                   New York

      TCP Corp.                                                                                  Delaware

      The Geneva Companies Inc., An Affiliate of Salomon Smith Barney                            Delaware

      Wertheim Energy Corporation                                                                Delaware

      WS Management Company, Inc.                                                                Delaware

   Salomon Brothers Services GmbH                                                                Germany

   SB Cayman Holdings I Inc.                                                                     Delaware

      Smith Barney Private Trust Company (Cayman) Limited*                                       Cayman Is.

         Greenwich (Cayman) I Limited*                                                           Cayman Is.

         Greenwich (Cayman) II Limited*                                                          Cayman Is.

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
         Greenwich (Cayman) III Limited*                                                         Cayman Is.

   SB Cayman Holdings II Inc.                                                                    Delaware

   SB Cayman Holdings III Inc.                                                                   Delaware

      Smith Barney Credit Services (Cayman) Ltd.*                                                Cayman Is.

   SB Cayman Holdings IV Inc.                                                                    Delaware

   SI Financing Trust I                                                                          New York

   Smith Barney (Ireland) Limited                                                                Ireland

   Smith Barney Commercial Corp.                                                                 Delaware

   Smith Barney Europe Holdings, Ltd.                                                            England

   Smith Barney Futures Management LLC                                                           Delaware

      F-1000 Futures Fund L.P., Michigan Series I                                                New York

      F-1000 Futures Fund L.P., Michigan Series II                                               New York

      Hutton Investors Futures Fund, L.P. II                                                     Delaware

      Salomon Smith Barney Diversified 2000 Futures Fund L.P.                                    New York

      Salomon Smith Barney Global Diversified Futures Fund L.P.                                  New York

      Salomon Smith Barney Orion Futures Fund L.P.                                               New York

      SB/Michigan Futures Fund L.P.                                                              New York

      Shearson Mid-West Futures Fund                                                             New York

      Shearson Select Advisors Futures Fund L.P.                                                 Delaware

      Smith Barney AAA Energy Fund L.P.                                                          New York

      Smith Barney Diversified Futures Fund L.P.                                                 New York

      Smith Barney Diversified Futures Fund L.P. II                                              New York

      Smith Barney Global Markets Futures Fund L.P.                                              New York

      Smith Barney International Advisors Currency Fund L.P.                                     New York

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
      Smith Barney Mid-West Futures Fund LP II                                                   New York

      Smith Barney Potomac Futures Fund L.P.                                                     New York

      Smith Barney Principal Plus Futures Fund L.P. II                                           New York

      Smith Barney Principal Plus Futures Fund LP                                                New York

      Smith Barney Telesis Futures Fund L.P.                                                     New York

      Smith Barney Tidewater Futures Fund L.P.                                                   New York

      Smith Barney Westport Futures Fund L.P.                                                    New York

   Smith Barney Global Capital Management, Inc.                                                  Delaware

   Smith Barney Mortgage Capital Group, Inc.                                                     Delaware

   Smith Barney Offshore, Inc.                                                                   Delaware

   Smith Barney Private Trust GmbH                                                               Switzerland

   Smith Barney Risk Investors, Inc.                                                             Delaware

      Smith Barney Consulting Partnership, LP                                                    Delaware

      Smith Barney Investors L.P.                                                                Delaware

   Smith Barney Securities Investment Consulting Co. Ltd.                                        Taiwan

   Smith Barney Venture Corp.                                                                    Delaware

      First Century Management Company                                                           New York

   SSB Citi Fund Management LLC                                                                  Delaware

      Salomon Smith Barney Asset Management Australia Ltd.                                       Australia

      Smith Barney Management Company (Ireland) Limited                                          Ireland

      SSB Greenwich Street Partners LLC                                                          Delaware

         Salomon Smith Barney/Greenwich Street Capital Partners II, L.P.                         Delaware

      SSB Private Management LLC                                                                 Delaware

         Salomon Smith Barney Hicks Muse Partners L. P.                                          Delaware

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------

                                                                                                      PLACE OF
1  2  3  4  5  6  7  8  9  10 11 12 13                                                                INCORPORATION
--------------------------------------------------------------------------------------------------------------------------
   SSB Keeper Holdings LLC                                                                       Delaware

   SSBH Capital I                                                                                Delaware

   SSBH Capital II                                                                               Delaware

   SSBH Capital III                                                                              Delaware

   SSBH Capital IV                                                                               Delaware

   Targets Trust I                                                                               Delaware

   Targets Trust II                                                                              Delaware

   Targets Trust III                                                                             Delaware

   Targets Trust IV                                                                              Delaware

   Targets Trust V                                                                               Delaware

   Targets Trust VI                                                                              Delaware

   Targets Trust VII                                                                             Delaware

   The Travelers Investment Management Company                                                   Connecticut

Smith Barney Corporate Trust Company                                                             Delaware

Travelers Auto Leasing Corporation                                                               Delaware

Travelers Group 401(k) Savings Plan                                                              New York

Travelers Group Diversified Distribution Services, Inc.                                          Delaware

   Travelers Group Exchange, Inc.                                                                Delaware

Travelers Group International LLC                                                                Delaware

TRV Employees Investments, Inc.                                                                  Delaware

   TRV Employees Fund, L.P.                                                                      Delaware


TOTAL RECORDS:             1714

------------------

* INDICATES THAT THE GIVEN SUBSIDIARY IS PARTIALLY OWNED BY MORE THAN ONE SUBSIDIARY OF CITIGROUP INC.

1  2  3  4  5  6  7  8  9  10 11 12 13
-----------------------------------------